UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21990

Fidelity Commonwealth Trust II
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
(Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2016

Item 1.

Reports to Stockholders

Fidelity® Large Cap Growth Enhanced Index Fund

Fidelity® Large Cap Value Enhanced Index Fund

Fidelity® Large Cap Core Enhanced Index Fund

Fidelity® Mid Cap Enhanced Index Fund

Fidelity® Small Cap Enhanced Index Fund

Fidelity® International Enhanced Index Fund

Annual Report

February 29, 2016

Contents

Fidelity® Large Cap Growth Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Large Cap Value Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Large Cap Core Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Mid Cap Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Small Cap Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® International Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Large Cap Growth Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Large Cap Growth Enhanced Index Fund	(6.01)%	11.06%	6.82%

 A From April 19, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Growth Enhanced Index Fund on April 19, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$17,957	Fidelity® Large Cap Growth Enhanced Index Fund
$18,680	Russell 1000® Growth Index

Fidelity® Large Cap Growth Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  In a challenging environment, the fund returned -6.01%, lagging the -5.05% result of the Russell 1000® Growth Index. Versus the index, the fund was hurt most by weak stock picks in the consumer discretionary sector. An overweighting in the struggling energy group also hurt, although the impact was mostly offset by favorable stock picking there. The fund’s top individual detractor was asset manager Waddell & Reed Financial, whose shares lost roughly half their value for the period. Although Waddell & Reed struggled along with financial markets, our models continued to find the stock compelling, as the company displayed favorable credit, profitability and cash-flow characteristics. As Waddell & Reed’s valuation declined, we gradually added shares to the portfolio to maintain a consistent weighting. Also hampering results was Fossil Group, a maker of watches and other accessories. Weaker-than-expected revenue, resulting from disappointing sales and unfavorable foreign-exchange effects, weighed on results. We ultimately sold the fund’s position, due partly to the stock’s poor price and earnings momentum qualities. Further detracting was a position in semiconductor manufacturer Micron Technology, also due to worsening price and earnings momentum characteristics. Last July, the company reported weaker-than-expected financial results, and we eliminated our position shortly afterwards. On the positive side, Public Storage was a meaningful contributor. Shares of this self-storage real estate investment trust (REIT) rose about 31% for the period. Our models led us to invest in Public Storage, based most notably on the stock’s price and earnings momentum characteristics. Also adding value was timely positioning in Keurig Green Mountain, a coffee retailer and maker of single-serve beverage systems. Late in 2015 and soon after we established a position in Keurig, its shares soared when the company agreed to be acquired at a substantial premium. We sold most of our stake shortly afterwards.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Large Cap Growth Enhanced Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.0	6.8
Facebook, Inc. Class A	2.6	1.4
Microsoft Corp.	2.6	2.5
Amazon.com, Inc.	2.6	2.4
Verizon Communications, Inc.	2.4	2.2
The Walt Disney Co.	2.1	1.2
Alphabet, Inc. Class A	2.1	1.8
PepsiCo, Inc.	1.9	1.8
Home Depot, Inc.	1.9	2.0
Gilead Sciences, Inc.	1.8	2.0
	26.0

Market Sectors as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.5	28.7
Consumer Discretionary	22.2	20.5
Health Care	17.7	19.3
Consumer Staples	10.1	9.2
Industrials	9.1	9.1
Financials	4.9	5.1
Telecommunication Services	3.4	3.0
Materials	1.6	1.8
Energy	1.2	2.4

Fidelity® Large Cap Growth Enhanced Index Fund

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 22.2%
Auto Components - 2.2%
BorgWarner, Inc.	58,297	$1,905,146
Gentex Corp. (a)	160,819	2,341,525
Lear Corp.	23,528	2,384,563
Tenneco, Inc. (b)	14,761	671,921
The Goodyear Tire & Rubber Co.	32,052	965,406
Visteon Corp.	23,512	1,643,959
		9,912,520
Automobiles - 0.5%
Ford Motor Co.	181,636	2,272,266
Hotels, Restaurants & Leisure - 2.0%
Carnival Corp. unit	41,937	2,011,299
Darden Restaurants, Inc. (a)	35,944	2,296,103
McDonald's Corp.	24,960	2,925,062
Starbucks Corp.	29,706	1,729,186
Starwood Hotels & Resorts Worldwide, Inc.	583	40,291
		9,001,941
Household Durables - 0.6%
D.R. Horton, Inc.	21,979	587,279
Jarden Corp. (b)	919	48,597
Tempur Sealy International, Inc. (a)(b)	38,850	2,240,480
		2,876,356
Internet & Catalog Retail - 2.7%
Amazon.com, Inc. (b)	21,022	11,615,075
Priceline Group, Inc. (b)	563	712,313
		12,327,388
Leisure Products - 0.5%
Brunswick Corp.	10,207	434,206
Hasbro, Inc.	427	32,396
Polaris Industries, Inc.	19,157	1,684,092
		2,150,694
Media - 6.3%
Comcast Corp. Class A	136,356	7,871,832
Discovery Communications, Inc. Class C (non-vtg.) (b)	91,213	2,248,400
DISH Network Corp. Class A (b)	10,184	479,972
MSG Network, Inc. Class A (b)	143,990	2,364,316
Scripps Networks Interactive, Inc. Class A	29,685	1,758,539
Sinclair Broadcast Group, Inc. Class A	10,666	329,259
The Walt Disney Co.	98,664	9,424,385
Time Warner Cable, Inc.	8,361	1,595,780
Viacom, Inc. Class B (non-vtg.)	57,815	2,130,483
		28,202,966
Multiline Retail - 0.6%
Target Corp.	33,837	2,654,513
Specialty Retail - 5.0%
American Eagle Outfitters, Inc. (a)	148,377	2,264,233
Bed Bath & Beyond, Inc. (b)	1,220	58,499
Best Buy Co., Inc. (a)	43,049	1,394,357
Dick's Sporting Goods, Inc.	29,188	1,239,614
Foot Locker, Inc. (a)	18,637	1,164,813
Gap, Inc. (a)	28,347	783,795
GNC Holdings, Inc.	84,130	2,396,022
Home Depot, Inc.	67,219	8,343,222
Lithia Motors, Inc. Class A (sub. vtg.)	498	46,175
Lowe's Companies, Inc.	65,125	4,397,891
Penske Automotive Group, Inc.	4,985	188,034
TJX Companies, Inc.	346	25,639
Urban Outfitters, Inc. (b)	5,271	139,629
		22,441,923
Textiles, Apparel & Luxury Goods - 1.8%
Michael Kors Holdings Ltd. (b)	51,791	2,933,960
NIKE, Inc. Class B	83,968	5,171,589
		8,105,549

TOTAL CONSUMER DISCRETIONARY		99,946,116

CONSUMER STAPLES - 10.1%
Beverages - 3.6%
Dr. Pepper Snapple Group, Inc.	26,478	2,423,531
PepsiCo, Inc.	87,488	8,558,076
The Coca-Cola Co.	119,403	5,149,851
		16,131,458
Food & Staples Retailing - 2.0%
Costco Wholesale Corp.	3,840	576,115
CVS Health Corp.	43,515	4,228,353
Kroger Co.	7,557	301,600
Wal-Mart Stores, Inc.	34,262	2,272,941
Walgreens Boots Alliance, Inc.	20,446	1,614,007
		8,993,016
Food Products - 1.7%
Campbell Soup Co. (a)	43,824	2,706,132
General Mills, Inc.	3,152	185,495
Keurig Green Mountain, Inc.	400	36,776
Pilgrim's Pride Corp. (a)	96,109	2,349,865
Tyson Foods, Inc. Class A	37,627	2,436,348
		7,714,616
Household Products - 1.0%
Church & Dwight Co., Inc.	1,429	129,696
Clorox Co.	22,362	2,827,004
Colgate-Palmolive Co.	402	26,387
Procter & Gamble Co.	14,717	1,181,628
		4,164,715
Personal Products - 0.0%
Nu Skin Enterprises, Inc. Class A	1,408	42,930
Tobacco - 1.8%
Altria Group, Inc.	118,918	7,321,781
Philip Morris International, Inc.	8,703	792,234
		8,114,015

TOTAL CONSUMER STAPLES		45,160,750

ENERGY - 1.2%
Energy Equipment & Services - 0.4%
Dril-Quip, Inc. (b)	28,445	1,543,141
Oil, Gas & Consumable Fuels - 0.8%
Marathon Petroleum Corp.	20,124	689,247
Tesoro Corp.	28,056	2,263,558
The Williams Companies, Inc.	1,999	31,964
Western Refining, Inc.	29,090	775,830
		3,760,599

TOTAL ENERGY		5,303,740

FINANCIALS - 4.9%
Capital Markets - 0.9%
T. Rowe Price Group, Inc.	28,848	1,993,685
Waddell & Reed Financial, Inc. Class A (a)	82,361	1,928,895
		3,922,580
Consumer Finance - 0.6%
American Express Co. (a)	47,917	2,663,227
Discover Financial Services	1,667	77,382
Synchrony Financial (b)	1,294	34,873
		2,775,482
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (a)(b)	15,595	2,092,381
Broadcom Ltd.	10,709	1,434,685
Leucadia National Corp.	49,600	716,720
Morningstar, Inc.	24,444	1,940,609
		6,184,395
Insurance - 0.2%
Progressive Corp.	33,350	1,064,532
Real Estate Investment Trusts - 1.8%
Lamar Advertising Co. Class A	29,510	1,685,906
Public Storage	14,946	3,728,878
Simon Property Group, Inc.	1,235	234,317
Weyerhaeuser Co.	102,259	2,656,689
		8,305,790

TOTAL FINANCIALS		22,252,779

HEALTH CARE - 17.7%
Biotechnology - 6.6%
AbbVie, Inc.	113,919	6,221,117
Amgen, Inc.	49,000	6,971,720
Baxalta, Inc.	435	16,756
Biogen, Inc. (b)	18,440	4,783,705
Celgene Corp. (b)	12,740	1,284,574
Gilead Sciences, Inc.	90,414	7,888,622
United Therapeutics Corp. (b)	19,897	2,426,240
		29,592,734
Health Care Equipment & Supplies - 1.3%
C.R. Bard, Inc.	4,575	880,139
Edwards Lifesciences Corp. (b)	18,701	1,626,987
ResMed, Inc. (a)	12,709	723,269
St. Jude Medical, Inc.	44,555	2,392,158
		5,622,553
Health Care Providers & Services - 5.4%
Aetna, Inc. (a)	24,566	2,668,605
Anthem, Inc.	19,946	2,606,743
Cardinal Health, Inc.	36,437	2,976,903
Cigna Corp.	7,143	997,234
Express Scripts Holding Co. (b)	41,550	2,924,289
Humana, Inc.	3,123	552,677
McKesson Corp.	24,577	3,824,673
Molina Healthcare, Inc. (a)(b)	13,018	807,637
UnitedHealth Group, Inc.	59,163	7,046,313
		24,405,074
Life Sciences Tools & Services - 0.4%
Bruker Corp.	31,915	829,152
INC Research Holdings, Inc. Class A (b)	18,729	743,167
PRA Health Sciences, Inc. (b)	1,817	78,440
		1,650,759
Pharmaceuticals - 4.0%
Allergan PLC (b)	6,018	1,745,882
Bristol-Myers Squibb Co.	73,248	4,536,249
Eli Lilly & Co.	24,692	1,777,824
Jazz Pharmaceuticals PLC (b)	1,001	121,702
Johnson & Johnson	38,081	4,006,502
Merck & Co., Inc.	58,358	2,930,155
Mylan N.V. (a)	65,497	2,951,950
		18,070,264

TOTAL HEALTH CARE		79,341,384

INDUSTRIALS - 9.1%
Aerospace & Defense - 3.6%
BE Aerospace, Inc.	32,908	1,435,447
General Dynamics Corp.	6,785	924,592
Honeywell International, Inc.	13,024	1,319,982
Huntington Ingalls Industries, Inc.	17,576	2,303,511
Moog, Inc. Class A (b)	12,033	519,585
Spirit AeroSystems Holdings, Inc. Class A (a)(b)	53,902	2,479,492
The Boeing Co. (a)	50,024	5,911,836
United Technologies Corp.	11,950	1,154,609
		16,049,054
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	7,499	724,028
Airlines - 1.8%
Alaska Air Group, Inc.	10,139	749,272
Delta Air Lines, Inc.	21,123	1,018,974
JetBlue Airways Corp. (a)(b)	31,024	682,528
Southwest Airlines Co.	81,232	3,407,682
United Continental Holdings, Inc. (b)	35,174	2,014,063
		7,872,519
Commercial Services & Supplies - 0.2%
Deluxe Corp.	9,620	552,284
KAR Auction Services, Inc.	9,223	326,586
		878,870
Construction & Engineering - 0.2%
Quanta Services, Inc. (b)	38,655	784,310
Industrial Conglomerates - 1.2%
3M Co.	35,448	5,560,728
Machinery - 1.1%
Caterpillar, Inc. (a)	16,632	1,125,986
Cummins, Inc.	27,301	2,663,759
Illinois Tool Works, Inc.	7,158	674,642
Toro Co.	3,793	302,302
		4,766,689
Professional Services - 0.1%
Robert Half International, Inc.	16,693	657,537
Road & Rail - 0.7%
Union Pacific Corp.	40,749	3,213,466
Trading Companies & Distributors - 0.0%
United Rentals, Inc. (b)	4,192	216,181

TOTAL INDUSTRIALS		40,723,382

INFORMATION TECHNOLOGY - 28.5%
Communications Equipment - 2.6%
Brocade Communications Systems, Inc.	243,896	2,421,887
Cisco Systems, Inc.	82,103	2,149,457
F5 Networks, Inc. (b)	4,476	430,457
Juniper Networks, Inc.	78,405	1,936,604
Motorola Solutions, Inc.	36,306	2,668,128
Qualcomm, Inc.	36,423	1,849,924
		11,456,457
Electronic Equipment & Components - 0.5%
Dolby Laboratories, Inc. Class A	18,109	715,306
Jabil Circuit, Inc.	26,484	552,191
SYNNEX Corp.	4,598	432,350
TE Connectivity Ltd.	9,408	535,503
		2,235,350
Internet Software & Services - 7.0%
Alphabet, Inc.:
Class A	12,911	9,260,027
Class C	9,730	6,789,302
eBay, Inc. (b)	139,879	3,329,120
Facebook, Inc. Class A (b)	110,720	11,838,182
		31,216,631
IT Services - 4.1%
Accenture PLC Class A	9,069	909,258
Amdocs Ltd.	38,163	2,166,132
CSRA, Inc.	20,074	520,920
DST Systems, Inc.	6,965	728,400
Global Payments, Inc.	5,827	355,156
IBM Corp. (a)	25,159	3,296,584
MasterCard, Inc. Class A	17,835	1,550,218
Paychex, Inc. (a)	57,116	2,935,191
Total System Services, Inc.	37,131	1,618,169
Vantiv, Inc. (b)	6,525	339,561
Visa, Inc. Class A	54,754	3,963,642
		18,383,231
Semiconductors & Semiconductor Equipment - 2.3%
Applied Materials, Inc.	149,622	2,823,367
Integrated Device Technology, Inc. (b)	2,195	42,627
Intel Corp.	90,542	2,679,138
KLA-Tencor Corp.	387	26,215
Lam Research Corp.	1,422	104,233
Linear Technology Corp. (a)	16,949	739,315
NVIDIA Corp.	32,560	1,021,082
Skyworks Solutions, Inc.	20,542	1,365,016
Texas Instruments, Inc.	32,785	1,738,261
		10,539,254
Software - 6.0%
Activision Blizzard, Inc.	3,870	122,563
Aspen Technology, Inc. (b)	60,857	2,006,455
CA Technologies, Inc.	59,210	1,734,261
Citrix Systems, Inc. (b)	36,689	2,592,078
Electronic Arts, Inc. (b)	48,758	3,132,214
Microsoft Corp.	231,274	11,767,221
Oracle Corp.	80,253	2,951,705
Synopsys, Inc. (b)	45,034	2,015,272
VMware, Inc. Class A (a)(b)	11,315	571,294
		26,893,063
Technology Hardware, Storage & Peripherals - 6.0%
Apple, Inc.	280,482	27,119,807
NetApp, Inc.	1,435	35,645
		27,155,452

TOTAL INFORMATION TECHNOLOGY		127,879,438

MATERIALS - 1.6%
Chemicals - 1.6%
E.I. du Pont de Nemours & Co. (a)	10,238	623,187
LyondellBasell Industries NV Class A	44,699	3,585,307
The Dow Chemical Co.	21,960	1,067,476
Westlake Chemical Corp.	45,560	1,964,547
		7,240,517
TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 3.4%
AT&T, Inc.	101,031	3,733,095
Level 3 Communications, Inc. (b)	19,975	969,786
Verizon Communications, Inc.	212,616	10,786,010
		15,488,891
TOTAL COMMON STOCKS
(Cost $398,906,636)		443,336,997
	Principal Amount	Value

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.37% 5/26/16 (c)
(Cost $999,122)	1,000,000	999,230
	Shares	Value

Money Market Funds - 9.4%
Dreyfus Cash Management Institutional Shares, 0.10% (d)	3,870,686	$3,870,686
Fidelity Securities Lending Cash Central Fund, 0.44% (e)(f)	38,296,671	38,296,671
TOTAL MONEY MARKET FUNDS
(Cost $42,167,357)		42,167,357
TOTAL INVESTMENT PORTFOLIO - 108.3%
(Cost $442,073,115)		486,503,584
NET OTHER ASSETS (LIABILITIES) - (8.3)%		(37,415,389)
NET ASSETS - 100%		$449,088,195

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
59 CME E-mini S&P 500 Index Contracts (United States)	March 2016	5,692,025	$170,481

The face value of futures purchased as a percentage of Net Assets is 1.3%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $259,800.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$85,669

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$99,946,116	$99,946,116	$--	$--
Consumer Staples	45,160,750	45,160,750	--	--
Energy	5,303,740	5,303,740	--	--
Financials	22,252,779	22,252,779	--	--
Health Care	79,341,384	79,341,384	--	--
Industrials	40,723,382	40,723,382	--	--
Information Technology	127,879,438	127,879,438	--	--
Materials	7,240,517	7,240,517	--	--
Telecommunication Services	15,488,891	15,488,891	--	--
U.S. Government and Government Agency Obligations	999,230	--	999,230	--
Money Market Funds	42,167,357	42,167,357	--	--
Total Investments in Securities:	$486,503,584	$485,504,354	$999,230	$--
Derivative Instruments:
Assets
Futures Contracts	$170,481	$170,481	$--	$--
Total Assets	$170,481	$170,481	$--	$--
Total Derivative Instruments:	$170,481	$170,481	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$170,481	$0
Total Equity Risk	170,481	0
Total Value of Derivatives	$170,481	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Large Cap Growth Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $37,253,422) — See accompanying schedule: Unaffiliated issuers (cost $403,776,444)	$448,206,913
Fidelity Central Funds (cost $38,296,671)	38,296,671
Total Investments (cost $442,073,115)		$486,503,584
Receivable for investments sold		3,528,592
Receivable for fund shares sold		1,194,234
Dividends receivable		738,523
Interest receivable		1,085
Distributions receivable from Fidelity Central Funds		6,474
Total assets		491,972,492
Liabilities
Payable for investments purchased	$4,246,126
Payable for fund shares redeemed	146,943
Accrued management fee	108,201
Payable for daily variation margin for derivative instruments	32,256
Other affiliated payables	54,100
Collateral on securities loaned, at value	38,296,671
Total liabilities		42,884,297
Net Assets		$449,088,195
Net Assets consist of:
Paid in capital		$410,020,005
Undistributed net investment income		284
Accumulated undistributed net realized gain (loss) on investments		(5,533,044)
Net unrealized appreciation (depreciation) on investments		44,600,950
Net Assets, for 32,397,737 shares outstanding		$449,088,195
Net Asset Value, offering price and redemption price per share ($449,088,195 ÷ 32,397,737 shares)		$13.86

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$7,789,456
Interest		4,979
Income from Fidelity Central Funds (includng $85,669 from security lending)		85,669
Total income		7,880,104
Expenses
Management fee	$1,289,353
Transfer agent fees	645,475
Independent trustees' compensation	1,733
Interest	147
Miscellaneous	592
Total expenses before reductions	1,937,300
Expense reductions	(73)	1,937,227
Net investment income (loss)		5,942,877
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,703,296
Futures contracts	(210,261)
Total net realized gain (loss)		4,493,035
Change in net unrealized appreciation (depreciation) on: Investment securities	(38,637,124)
Futures contracts	(56,018)
Total change in net unrealized appreciation (depreciation)		(38,693,142)
Net gain (loss)		(34,200,107)
Net increase (decrease) in net assets resulting from operations		$(28,257,230)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,942,877	$4,021,094
Net realized gain (loss)	4,493,035	21,360,706
Change in net unrealized appreciation (depreciation)	(38,693,142)	24,829,492
Net increase (decrease) in net assets resulting from operations	(28,257,230)	50,211,292
Distributions to shareholders from net investment income	(5,276,402)	(3,179,099)
Distributions to shareholders from net realized gain	(14,162,511)	(20,420,531)
Total distributions	(19,438,913)	(23,599,630)
Share transactions
Proceeds from sales of shares	205,196,525	171,920,676
Reinvestment of distributions	18,634,238	22,608,233
Cost of shares redeemed	(131,133,765)	(65,908,703)
Net increase (decrease) in net assets resulting from share transactions	92,696,998	128,620,206
Total increase (decrease) in net assets	45,000,855	155,231,868
Net Assets
Beginning of period	404,087,340	248,855,472
End of period (including undistributed net investment income of $284 and undistributed net investment income of $1,083,176, respectively)	$449,088,195	$404,087,340
Other Information
Shares
Sold	13,841,828	11,603,829
Issued in reinvestment of distributions	1,270,101	1,602,974
Redeemed	(8,915,319)	(4,501,955)
Net increase (decrease)	6,196,610	8,704,848

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Large Cap Growth Enhanced Index Fund

Years ended February 28,	2016A	2015	2014	2013	2012A
Selected Per–Share Data
Net asset value, beginning of period	$15.42	$14.22	$11.77	$10.93	$10.19
Income from Investment Operations
Net investment income (loss)B	.20	.20	.18	.20	.13
Net realized and unrealized gain (loss)	(1.09)	2.15	3.15	.81	.72
Total from investment operations	(.89)	2.35	3.33	1.01	.85
Distributions from net investment income	(.18)	(.15)	(.17)	(.17)	(.11)
Distributions from net realized gain	(.49)	(1.00)	(.71)	–	–
Total distributions	(.67)	(1.15)	(.88)	(.17)	(.11)
Net asset value, end of period	$13.86	$15.42	$14.22	$11.77	$10.93
Total ReturnC	(6.01)%	17.46%	29.08%	9.36%	8.40%
Ratios to Average Net AssetsD,E
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.38%	1.37%	1.41%	1.80%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$449,088	$404,087	$248,855	$171,392	$141,826
Portfolio turnover rateF	89%	69%	83%	87%	77%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Large Cap Value Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Large Cap Value Enhanced Index Fund	(9.69)%	9.62%	3.44%

 A From April 19, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Value Enhanced Index Fund on April 19, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$13,497	Fidelity® Large Cap Value Enhanced Index Fund
$13,493	Russell 1000® Value Index

Fidelity® Large Cap Value Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  In a challenging stock market environment, the fund returned -9.69%, slightly lagging the -9.41% result of its benchmark, the Russell 1000® Value Index. Relative to the index, the fund was hurt most by weak stock picking in the information technology sector. We also struggled in the diversified financials industry within the broader financials sector. In contrast, stock picks in energy contributed to results, as did a modest underweighting in this, the index’s weakest-performing category by far. Within this group, a small stake in Atwood Oceanics meaningfully detracted, as this and other energy stocks continued to suffer amid declines in the price of oil. As of the end of February 2016 – at the recommendation of our models – we held steady our position in Atwood. Another meaningful individual detractor was Navient, a provider of education loan-management and asset-recovery services. Through our models, we were attracted to Navient’s valuation and earnings-quality characteristics. Shares of Navient were down sharply for the period, as the company forecasted weaker-than-expected earnings and higher anticipated losses from student-loan borrowers. We steadily increased the fund’s exposure to the stock, as Navient’s valuation and earnings characteristics, among others, remained attractive to our models. On the positive side, the fund’s top relative contributor was timely positioning in Keurig Green Mountain, a coffee retailer and maker of single-serve beverage systems. Late in 2015, soon after we established a position. Keurig shares soared when the company agreed to be acquired at a substantial premium. We sold our stake shortly thereafter. Public Storage also added value. Shares of this self-storage real estate investment trust (REIT) rose about 31% for the period. Our models led us to invest in Public Storage based most notably on the stock’s price and earnings momentum characteristics.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Large Cap Value Enhanced Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.9	3.7
Johnson & Johnson	3.2	2.8
JPMorgan Chase & Co.	2.7	2.6
Berkshire Hathaway, Inc. Class B	2.7	2.4
Wells Fargo & Co.	2.6	2.0
Procter & Gamble Co.	2.5	2.4
AT&T, Inc.	2.4	1.7
General Electric Co.	2.4	2.0
Cisco Systems, Inc.	1.9	1.8
Bank of America Corp.	1.9	2.1
	26.2

Market Sectors as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.3	28.1
Health Care	13.7	13.5
Information Technology	12.8	12.2
Energy	11.3	12.9
Consumer Staples	8.6	7.8
Industrials	8.4	8.0
Consumer Discretionary	7.0	6.6
Utilities	5.1	4.3
Telecommunication Services	3.8	2.8
Materials	2.0	2.3

Fidelity® Large Cap Value Enhanced Index Fund

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 7.0%
Auto Components - 1.4%
BorgWarner, Inc.	88,311	$2,886,003
Gentex Corp. (a)	568,124	8,271,885
Johnson Controls, Inc.	40,310	1,469,703
Lear Corp.	6,987	708,132
Tenneco, Inc. (b)	23,909	1,088,338
The Goodyear Tire & Rubber Co.	228,012	6,867,721
		21,291,782
Automobiles - 2.0%
Ford Motor Co.	1,278,462	15,993,560
General Motors Co.	519,706	15,300,145
		31,293,705
Hotels, Restaurants & Leisure - 0.6%
Carnival Corp. unit	126,070	6,046,317
Darden Restaurants, Inc. (a)	41,455	2,648,145
Texas Roadhouse, Inc. Class A	6,346	264,692
		8,959,154
Leisure Products - 0.3%
Brunswick Corp.	92,632	3,940,565
Hasbro, Inc.	16,860	1,279,168
		5,219,733
Media - 0.9%
Comcast Corp. Class A	70,428	4,065,808
Discovery Communications, Inc. Class C (non-vtg.) (b)	50,650	1,248,523
Gannett Co., Inc.	126,467	1,929,886
MSG Network, Inc. Class A (b)	285,372	4,685,808
The Walt Disney Co.	15,499	1,480,464
		13,410,489
Multiline Retail - 1.0%
Dillard's, Inc. Class A	9,131	764,173
Target Corp.	198,157	15,545,417
		16,309,590
Specialty Retail - 0.8%
Best Buy Co., Inc.	130,211	4,217,534
GNC Holdings, Inc.	271,216	7,724,232
		11,941,766
Textiles, Apparel & Luxury Goods - 0.0%
PVH Corp.	4,950	391,793
Skechers U.S.A., Inc. Class A (sub. vtg.) (b)	7,691	253,188
		644,981

TOTAL CONSUMER DISCRETIONARY		109,071,200

CONSUMER STAPLES - 8.6%
Beverages - 0.1%
PepsiCo, Inc.	20,288	1,984,572
Food & Staples Retailing - 2.3%
CVS Health Corp.	16,680	1,620,796
Sysco Corp.	47,496	2,095,998
Wal-Mart Stores, Inc.	381,248	25,291,992
Walgreens Boots Alliance, Inc.	83,830	6,617,540
		35,626,326
Food Products - 2.8%
Archer Daniels Midland Co.	329,523	11,520,124
Bunge Ltd.	48,409	2,406,895
Campbell Soup Co. (a)	92,638	5,720,397
Mondelez International, Inc. (a)	68,417	2,772,941
Pilgrim's Pride Corp. (a)	344,570	8,424,737
Sanderson Farms, Inc. (a)	12,236	1,116,657
Tyson Foods, Inc. Class A	175,960	11,393,410
		43,355,161
Household Products - 2.6%
Church & Dwight Co., Inc. (a)	8,851	803,317
Clorox Co.	4,232	535,009
Procter & Gamble Co.	492,601	39,550,934
		40,889,260
Personal Products - 0.0%
Nu Skin Enterprises, Inc. Class A	13,474	410,822
Tobacco - 0.8%
Altria Group, Inc.	150,148	9,244,612
Philip Morris International, Inc.	38,636	3,517,035
		12,761,647

TOTAL CONSUMER STAPLES		135,027,788

ENERGY - 11.3%
Energy Equipment & Services - 2.1%
Atwood Oceanics, Inc. (a)	643,764	4,429,096
Baker Hughes, Inc.	41,777	1,790,980
Cameron International Corp. (b)	10,139	664,713
Dril-Quip, Inc. (b)	157,259	8,531,301
FMC Technologies, Inc. (b)	284,847	6,987,297
Oceaneering International, Inc.	179,513	4,958,149
Schlumberger Ltd.	85,720	6,147,838
		33,509,374
Oil, Gas & Consumable Fuels - 9.2%
Antero Resources Corp. (a)(b)	93,234	2,130,397
Chevron Corp.	266,827	22,264,045
Columbia Pipeline Group, Inc.	7,767	140,971
ConocoPhillips Co.	207,992	7,036,369
EOG Resources, Inc. (a)	161,182	10,434,923
EQT Corp.	99,759	5,560,567
Exxon Mobil Corp.	759,060	60,838,660
HollyFrontier Corp.	31,597	1,068,611
Marathon Petroleum Corp.	65,315	2,237,039
Memorial Resource Development Corp. (b)	57,438	555,425
Occidental Petroleum Corp.	26,754	1,841,210
ONEOK, Inc. (a)	83,737	2,009,688
Spectra Energy Corp.	24,037	701,880
Teekay Corp. (a)	29,513	236,104
Tesoro Corp.	122,496	9,882,977
Valero Energy Corp.	209,766	12,602,741
Western Refining, Inc.	156,607	4,176,709
World Fuel Services Corp.	16,236	760,007
		144,478,323

TOTAL ENERGY		177,987,697

FINANCIALS - 26.3%
Banks - 9.3%
Bank of America Corp.	2,382,659	29,830,891
Bank of the Ozarks, Inc.	12,303	465,546
CIT Group, Inc.	71,673	2,136,572
Citigroup, Inc.	419,243	16,287,591
Citizens Financial Group, Inc.	116,381	2,238,007
JPMorgan Chase & Co.	750,683	42,263,453
KeyCorp	194,950	2,056,723
Pinnacle Financial Partners, Inc.	4,552	211,076
Regions Financial Corp.	544,437	4,094,166
SunTrust Banks, Inc.	76,908	2,551,807
TCF Financial Corp.	7,453	84,517
U.S. Bancorp	98,272	3,785,437
Umpqua Holdings Corp.	12,884	193,775
Wells Fargo & Co.	854,726	40,103,744
		146,303,305
Capital Markets - 2.5%
Franklin Resources, Inc.	175,672	6,297,841
Goldman Sachs Group, Inc.	124,950	18,683,774
Morgan Stanley	514,350	12,704,445
Waddell & Reed Financial, Inc. Class A	95,916	2,246,353
		39,932,413
Consumer Finance - 3.2%
American Express Co.	181,181	10,070,040
Capital One Financial Corp.	195,772	12,868,094
Discover Financial Services	185,638	8,617,316
Navient Corp.	580,506	6,286,880
Synchrony Financial (b)	434,353	11,705,813
		49,548,143
Diversified Financial Services - 3.8%
Berkshire Hathaway, Inc. Class B (a)(b)	308,845	41,437,734
CME Group, Inc.	64,741	5,919,917
IntercontinentalExchange, Inc.	14,619	3,486,047
Leucadia National Corp.	574,739	8,304,979
		59,148,677
Insurance - 3.6%
AFLAC, Inc. (a)	174,046	10,359,218
American International Group, Inc.	64,672	3,246,534
American National Insurance Co.	4,643	472,054
Aspen Insurance Holdings Ltd.	113,402	5,067,935
Assured Guaranty Ltd.	200,134	4,965,325
Chubb Ltd.	10,911	1,260,548
CNA Financial Corp.	5,928	171,734
Endurance Specialty Holdings Ltd.	42,415	2,641,182
FNF Group	60,306	1,988,892
Lincoln National Corp.	70,327	2,569,045
MetLife, Inc.	2,921	115,555
Old Republic International Corp.	127,120	2,262,736
Pricoa Global Funding I (a)	26,639	1,760,572
Progressive Corp.	257,621	8,223,262
Reinsurance Group of America, Inc.	9,661	870,456
The Travelers Companies, Inc.	95,706	10,290,309
		56,265,357
Real Estate Investment Trusts - 3.9%
American Campus Communities, Inc.	5,029	220,119
American Capital Agency Corp.	50,288	908,704
Care Capital Properties, Inc.	71,108	1,885,073
CBL & Associates Properties, Inc. (a)	235,811	2,718,901
Chimera Investment Corp.	494,101	6,438,136
Corrections Corp. of America	52,765	1,526,491
Host Hotels & Resorts, Inc.	8,934	136,780
Lamar Advertising Co. Class A (a)	128,902	7,364,171
Liberty Property Trust (SBI)	10,328	298,273
MFA Financial, Inc. (a)	1,125,648	7,665,663
Mid-America Apartment Communities, Inc.	3,419	307,505
New Residential Investment Corp.	242,386	2,838,340
Public Storage (a)	33,922	8,463,200
RLJ Lodging Trust	10,123	212,279
Ryman Hospitality Properties, Inc.	2,071	99,139
Senior Housing Properties Trust (SBI) (a)	122,900	1,918,469
Simon Property Group, Inc.	2,742	520,240
Starwood Property Trust, Inc. (a)	249,387	4,374,248
Two Harbors Investment Corp.	187,789	1,455,365
Weyerhaeuser Co.	439,162	11,409,429
		60,760,525
Real Estate Management & Development - 0.0%
The RMR Group, Inc. (b)	1,869	42,165

TOTAL FINANCIALS		412,000,585

HEALTH CARE - 13.7%
Biotechnology - 1.0%
Amgen, Inc.	50,890	7,240,629
Biogen, Inc. (b)	10,645	2,761,526
United Therapeutics Corp. (b)	51,919	6,331,003
		16,333,158
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	62,703	2,429,114
Baxter International, Inc.	36,209	1,430,618
Hologic, Inc. (b)	12,882	446,104
Medtronic PLC	127,558	9,871,714
St. Jude Medical, Inc.	152,277	8,175,752
		22,353,302
Health Care Providers & Services - 3.2%
Aetna, Inc. (a)	71,305	7,745,862
Anthem, Inc.	96,739	12,642,820
Cardinal Health, Inc.	52,909	4,322,665
Express Scripts Holding Co. (b)	100,951	7,104,931
McKesson Corp.	42,415	6,600,622
Molina Healthcare, Inc. (a)(b)	42,019	2,606,859
UnitedHealth Group, Inc.	74,536	8,877,238
		49,900,997
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.	14,787	552,294
Bruker Corp.	58,580	1,521,908
		2,074,202
Pharmaceuticals - 8.0%
Allergan PLC (b)	25,504	7,398,965
Bristol-Myers Squibb Co.	3,498	216,631
Eli Lilly & Co.	37,598	2,707,056
Johnson & Johnson	477,635	50,251,978
Merck & Co., Inc.	568,128	28,525,707
Mylan N.V. (a)	184,334	8,307,933
Pfizer, Inc.	929,911	27,590,459
		124,998,729

TOTAL HEALTH CARE		215,660,388

INDUSTRIALS - 8.4%
Aerospace & Defense - 3.0%
General Dynamics Corp.	63,824	8,697,296
Huntington Ingalls Industries, Inc.	59,970	7,859,668
Moog, Inc. Class A (b)	9,385	405,244
Spirit AeroSystems Holdings, Inc. Class A (b)	101,064	4,648,944
The Boeing Co. (a)	67,727	8,003,977
United Technologies Corp.	179,710	17,363,580
Vectrus, Inc. (b)	4,131	79,522
		47,058,231
Airlines - 0.5%
Delta Air Lines, Inc.	65,209	3,145,682
Hawaiian Holdings, Inc. (b)	5,458	234,803
JetBlue Airways Corp. (a)(b)	111,879	2,461,338
Southwest Airlines Co.	27,966	1,173,174
United Continental Holdings, Inc. (b)	8,112	464,493
		7,479,490
Building Products - 0.2%
Owens Corning	85,478	3,668,716
Commercial Services & Supplies - 0.1%
Deluxe Corp.	37,630	2,160,338
Construction & Engineering - 0.3%
Quanta Services, Inc. (b)	187,563	3,805,653
Electrical Equipment - 0.3%
Eaton Corp. PLC	93,552	5,305,334
Industrial Conglomerates - 2.7%
3M Co.	24,904	3,906,690
General Electric Co.	1,288,848	37,557,031
		41,463,721
Machinery - 1.2%
Allison Transmission Holdings, Inc.	93,938	2,224,452
Caterpillar, Inc. (a)	33,106	2,241,276
Cummins, Inc.	89,584	8,740,711
SPX Flow, Inc. (b)	17,589	329,442
Trinity Industries, Inc. (a)	328,809	5,208,335
		18,744,216
Road & Rail - 0.1%
Norfolk Southern Corp.	24,409	1,786,007

TOTAL INDUSTRIALS		131,471,706

INFORMATION TECHNOLOGY - 12.8%
Communications Equipment - 4.4%
Brocade Communications Systems, Inc.	896,732	8,904,549
Cisco Systems, Inc.	1,158,197	30,321,597
Juniper Networks, Inc.	291,893	7,209,757
Motorola Solutions, Inc.	42,989	3,159,262
Qualcomm, Inc.	371,736	18,880,471
		68,475,636
Electronic Equipment & Components - 0.3%
Dolby Laboratories, Inc. Class A	16,794	663,363
Jabil Circuit, Inc.	28,971	604,045
SYNNEX Corp.	3,561	334,841
TE Connectivity Ltd.	29,489	1,678,514
Tech Data Corp. (a)(b)	27,736	1,952,892
		5,233,655
Internet Software & Services - 0.4%
eBay, Inc. (b)	290,759	6,920,064
IT Services - 1.3%
Amdocs Ltd.	38,231	2,169,992
CACI International, Inc. Class A (b)	3,908	377,591
CSRA, Inc.	42,281	1,097,192
IBM Corp. (a)	53,968	7,071,427
Xerox Corp.	986,032	9,475,768
		20,191,970
Semiconductors & Semiconductor Equipment - 2.4%
Applied Materials, Inc.	98,213	1,853,279
Integrated Device Technology, Inc. (b)	38,371	745,165
Intel Corp.	911,914	26,983,535
Lam Research Corp.	25,829	1,893,266
Marvell Technology Group Ltd.	298,483	2,850,513
Micron Technology, Inc. (b)	18,332	194,869
NVIDIA Corp.	70,712	2,217,528
Teradyne, Inc.	12,737	243,022
		36,981,177
Software - 2.2%
Activision Blizzard, Inc.	13,504	427,672
Citrix Systems, Inc. (b)	11,210	791,987
Electronic Arts, Inc. (b)	94,639	6,079,609
Microsoft Corp.	443,102	22,545,030
Oracle Corp.	77,061	2,834,304
Synopsys, Inc. (b)	17,223	770,729
VMware, Inc. Class A (a)(b)	5,053	255,126
		33,704,457
Technology Hardware, Storage & Peripherals - 1.8%
Apple, Inc.	67,542	6,530,636
EMC Corp.	178,341	4,660,050
HP, Inc.	482,314	5,155,937
NetApp, Inc. (a)	127,656	3,170,975
SanDisk Corp.	10,482	757,429
Western Digital Corp.	191,458	8,334,167
		28,609,194

TOTAL INFORMATION TECHNOLOGY		200,116,153

MATERIALS - 2.0%
Chemicals - 1.7%
Cabot Corp.	3,322	147,929
E.I. du Pont de Nemours & Co. (a)	50,804	3,092,439
LyondellBasell Industries NV Class A	96,168	7,713,635
The Dow Chemical Co.	127,829	6,213,768
The Mosaic Co.	198,217	5,282,483
Westlake Chemical Corp.	104,507	4,506,342
		26,956,596
Metals & Mining - 0.3%
Nucor Corp.	12,980	510,633
Reliance Steel & Aluminum Co.	53,097	3,233,076
		3,743,709

TOTAL MATERIALS		30,700,305

TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 3.8%
AT&T, Inc.	1,043,190	38,545,871
CenturyLink, Inc.	301,774	9,231,267
Level 3 Communications, Inc. (b)	42,061	2,042,062
Verizon Communications, Inc.	207,196	10,511,053
		60,330,253
UTILITIES - 5.1%
Electric Utilities - 3.3%
American Electric Power Co., Inc.	40,978	2,530,392
Duke Energy Corp.	131,976	9,803,177
Edison International	6,043	411,891
Entergy Corp.	116,906	8,441,782
Exelon Corp. (a)	396,786	12,494,791
FirstEnergy Corp.	167,417	5,603,447
NextEra Energy, Inc.	6,170	696,099
OGE Energy Corp.	77,176	1,920,139
PPL Corp.	286,772	10,034,152
		51,935,870
Gas Utilities - 0.5%
ONE Gas, Inc.	4,760	275,985
UGI Corp.	217,294	8,031,186
		8,307,171
Independent Power and Renewable Electricity Producers - 0.0%
Talen Energy Corp. (b)	48,203	306,571
Multi-Utilities - 1.2%
CenterPoint Energy, Inc.	36,552	680,964
NiSource, Inc.	257,548	5,532,131
Public Service Enterprise Group, Inc.	271,733	11,592,130
Sempra Energy	3,250	313,658
		18,118,883
Water Utilities - 0.1%
American Water Works Co., Inc.	32,148	2,083,833

TOTAL UTILITIES		80,752,328

TOTAL COMMON STOCKS
(Cost $1,616,274,594)		1,553,118,403
	Principal Amount	Value

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.35% to 0.37% 5/26/16 (c)
(Cost $2,098,209)	2,100,000	2,098,383
	Shares	Value

Money Market Funds - 8.7%
Dreyfus Cash Management Institutional Shares, 0.10% (d)	13,761,357	$13,761,357
Fidelity Securities Lending Cash Central Fund, 0.44% (e)(f)	122,445,806	122,445,806
TOTAL MONEY MARKET FUNDS
(Cost $136,207,163)		136,207,163
TOTAL INVESTMENT PORTFOLIO - 107.9%
(Cost $1,754,579,966)		1,691,423,949
NET OTHER ASSETS (LIABILITIES) - (7.9)%		(123,135,435)
NET ASSETS - 100%		$1,568,288,514

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
145 CME E-mini S&P 500 Index Contracts (United States)	March 2016	13,988,875	$502,653

The face value of futures purchased as a percentage of Net Assets is 0.9%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $821,367.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

 (e) Investment made with cash collateral received from securities on loan.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$327,538

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$109,071,200	$109,071,200	$--	$--
Consumer Staples	135,027,788	135,027,788	--	--
Energy	177,987,697	177,987,697	--	--
Financials	412,000,585	412,000,585	--	--
Health Care	215,660,388	215,660,388	--	--
Industrials	131,471,706	131,471,706	--	--
Information Technology	200,116,153	200,116,153	--	--
Materials	30,700,305	30,700,305	--	--
Telecommunication Services	60,330,253	60,330,253	--	--
Utilities	80,752,328	80,752,328	--	--
U.S. Government and Government Agency Obligations	2,098,383	--	2,098,383	--
Money Market Funds	136,207,163	136,207,163	--	--
Total Investments in Securities:	$1,691,423,949	$1,689,325,566	$2,098,383	$--
Derivative Instruments:
Assets
Futures Contracts	$502,653	$502,653	$--	$--
Total Assets	$502,653	$502,653	$--	$--
Total Derivative Instruments:	$502,653	$502,653	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$502,653	$0
Total Equity Risk	502,653	0
Total Value of Derivatives	$502,653	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Large Cap Value Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $119,049,506) — See accompanying schedule: Unaffiliated issuers (cost $1,632,134,160)	$1,568,978,143
Fidelity Central Funds (cost $122,445,806)	122,445,806
Total Investments (cost $1,754,579,966)		$1,691,423,949
Receivable for investments sold		19,164,079
Receivable for fund shares sold		4,256,310
Dividends receivable		5,075,897
Interest receivable		3,414
Distributions receivable from Fidelity Central Funds		29,616
Total assets		1,719,953,265
Liabilities
Payable for investments purchased	$27,468,364
Payable for fund shares redeemed	1,092,520
Accrued management fee	377,334
Payable for daily variation margin for derivative instruments	92,058
Other affiliated payables	188,669
Collateral on securities loaned, at value	122,445,806
Total liabilities		151,664,751
Net Assets		$1,568,288,514
Net Assets consist of:
Paid in capital		$1,667,270,374
Undistributed net investment income		2,921,629
Accumulated undistributed net realized gain (loss) on investments		(39,250,125)
Net unrealized appreciation (depreciation) on investments		(62,653,364)
Net Assets, for 157,747,429 shares outstanding		$1,568,288,514
Net Asset Value, offering price and redemption price per share ($1,568,288,514 ÷ 157,747,429 shares)		$9.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$35,150,808
Interest		19,721
Income from Fidelity Central Funds (including $327,538 from security lending)		327,538
Total income		35,498,067
Expenses
Management fee	$4,025,394
Transfer agent fees	2,015,120
Independent trustees' compensation	5,311
Miscellaneous	1,767
Total expenses before reductions	6,047,592
Expense reductions	(563)	6,047,029
Net investment income (loss)		29,451,038
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(21,348,253)
Futures contracts	(404,659)
Total net realized gain (loss)		(21,752,912)
Change in net unrealized appreciation (depreciation) on: Investment securities	(147,964,530)
Futures contracts	(300,156)
Total change in net unrealized appreciation (depreciation)		(148,264,686)
Net gain (loss)		(170,017,598)
Net increase (decrease) in net assets resulting from operations		$(140,566,560)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,451,038	$14,440,271
Net realized gain (loss)	(21,752,912)	12,112,668
Change in net unrealized appreciation (depreciation)	(148,264,686)	50,678,738
Net increase (decrease) in net assets resulting from operations	(140,566,560)	77,231,677
Distributions to shareholders from net investment income	(27,330,027)	(7,996,305)
Distributions to shareholders from net realized gain	(19,261,829)	(12,351,234)
Total distributions	(46,591,856)	(20,347,539)
Share transactions
Proceeds from sales of shares	973,573,154	1,280,586,314
Reinvestment of distributions	45,246,065	19,714,665
Cost of shares redeemed	(368,721,721)	(431,917,050)
Net increase (decrease) in net assets resulting from share transactions	650,097,498	868,383,929
Total increase (decrease) in net assets	462,939,082	925,268,067
Net Assets
Beginning of period	1,105,349,432	180,081,365
End of period (including undistributed net investment income of $2,921,629 and undistributed net investment income of $5,226,405, respectively)	$1,568,288,514	$1,105,349,432
Other Information
Shares
Sold	90,741,261	117,800,508
Issued in reinvestment of distributions	4,311,676	1,828,662
Redeemed	(34,436,496)	(40,129,282)
Net increase (decrease)	60,616,441	79,499,888

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Large Cap Value Enhanced Index Fund

Years ended February 28,	2016A	2015	2014	2013	2012A
Selected Per–Share Data
Net asset value, beginning of period	$11.38	$10.21	$8.89	$7.78	$7.92
Income from Investment Operations
Net investment income (loss)B	.24	.26C	.20	.18	.15
Net realized and unrealized gain (loss)	(1.32)	1.28	1.87	1.21	.10
Total from investment operations	(1.08)	1.54	2.07	1.39	.25
Distributions from net investment income	(.21)	(.12)	(.16)	(.15)	(.13)
Distributions from net realized gain	(.15)	(.24)	(.59)	(.13)	(.26)
Total distributions	(.36)	(.37)D	(.75)	(.28)	(.39)
Net asset value, end of period	$9.94	$11.38	$10.21	$8.89	$7.78
Total ReturnE	(9.69)%	15.37%	23.92%	18.38%	3.58%
Ratios to Average Net AssetsF,G
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.20%	2.34%C	2.01%	2.27%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$1,568,289	$1,105,349	$180,081	$106,740	$71,354
Portfolio turnover rateH	88%	76%I	85%	76%	85%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.00%.

 D Total distributions of $.37 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.243 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Large Cap Core Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Large Cap Core Enhanced Index Fund	(7.94)%	10.27%	5.24%

 A From April 19, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Core Enhanced Index Fund on April 19, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$15,737	Fidelity® Large Cap Core Enhanced Index Fund
$15,916	S&P 500® Index

Fidelity® Large Cap Core Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  In a challenging environment, the fund returned -7.94%, lagging the -6.19% return of its S&P 500® benchmark. Relative to the index, the fund was hurt most by weak stock picking in the information technology sector. We also struggled in the retailing industry within consumer discretionary and the diversified financials group in the broader financials sector. In contrast, stock picking in energy contributed positively to relative results in this, the index’s weakest-performing category by far. In consumer staples, our picks in the food, beverage & tobacco industry also added value. The fund’s biggest individual detractor was Navient, a provider of education loan-management and asset recovery services. Through our models, we were attracted to Navient’s valuation and earnings-quality characteristics. Shares of Navient were down sharply for the period, as the company forecasted weaker-than-expected earnings and higher anticipated losses from student-loan borrowers. We ultimately sold the vast majority of the fund’s position in the final months of the period. In the beleaguered energy sector, a small out-of-index position in Atwood Oceanics meaningfully detracted, as this and other energy stocks continued to suffer amid declines in the price of oil. As of period end – at the recommendation of our models – we held steady our stake in Atwood. The fund’s top relative contributor was timely positioning in Keurig Green Mountain, a coffee retailer and maker of single-serve beverage systems. Late in 2015 and soon after we established a position in the Keurig, its shares soared when the company agreed to be acquired at a substantial premium. We sold our stake shortly thereafter. Public Storage also added value. Shares of this self-storage real estate investment trust (REIT) were up about 31% for the period. Our models led us to invest in Public Storage based most notably on the stock’s price and earnings momentum characteristics.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Large Cap Core Enhanced Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.6	4.2
Microsoft Corp.	2.6	2.5
Johnson & Johnson	2.2	2.0
Exxon Mobil Corp.	2.1	2.2
AT&T, Inc.	1.8	1.7
Amazon.com, Inc.	1.7	0.7
Procter & Gamble Co.	1.7	1.6
Verizon Communications, Inc.	1.7	1.6
Wells Fargo & Co.	1.7	1.5
JPMorgan Chase & Co.	1.7	1.8
	20.8

Market Sectors as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.7	21.4
Health Care	16.2	16.8
Consumer Discretionary	14.2	13.2
Financials	13.8	14.7
Consumer Staples	11.3	10.2
Industrials	8.2	8.0
Energy	5.6	7.9
Telecommunication Services	4.5	3.3
Materials	1.7	2.0
Utilities	1.5	1.1

Fidelity® Large Cap Core Enhanced Index Fund

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 14.2%
Auto Components - 1.6%
BorgWarner, Inc.	65,028	$2,125,115
Gentex Corp.	127,770	1,860,331
Johnson Controls, Inc.	3,900	142,194
Tenneco, Inc. (a)	5,955	271,072
The Goodyear Tire & Rubber Co.	66,510	2,003,281
		6,401,993
Automobiles - 1.0%
Ford Motor Co.	261,066	3,265,936
General Motors Co.	29,502	868,539
		4,134,475
Hotels, Restaurants & Leisure - 0.8%
Carnival Corp. unit	48,689	2,335,124
McDonald's Corp.	4,195	491,612
Starbucks Corp.	8,372	487,334
		3,314,070
Household Durables - 0.3%
D.R. Horton, Inc.	2,111	56,406
Tempur Sealy International, Inc. (a)(b)	21,427	1,235,695
		1,292,101
Internet & Catalog Retail - 1.8%
Amazon.com, Inc. (a)	12,911	7,133,586
Priceline Group, Inc. (a)	168	212,555
		7,346,141
Leisure Products - 0.3%
Brunswick Corp.	10,871	462,452
Hasbro, Inc.	8,415	638,446
Polaris Industries, Inc.	3,668	322,454
		1,423,352
Media - 3.6%
Comcast Corp. Class A	85,986	4,963,972
Discovery Communications, Inc. Class C (non-vtg.) (a)	15,980	393,907
MSG Network, Inc. Class A (a)	92,522	1,519,211
The Walt Disney Co.	57,271	5,470,526
Time Warner Cable, Inc.	3,762	718,015
Viacom, Inc. Class B (non-vtg.)	51,683	1,904,519
		14,970,150
Multiline Retail - 0.8%
Target Corp.	42,650	3,345,893
Specialty Retail - 3.0%
American Eagle Outfitters, Inc. (b)	75,105	1,146,102
Bed Bath & Beyond, Inc. (a)	8,649	414,720
Best Buy Co., Inc.	30,211	978,534
Gap, Inc. (b)	72,972	2,017,676
GNC Holdings, Inc.	37,310	1,062,589
Home Depot, Inc.	25,226	3,131,051
Lowe's Companies, Inc.	45,537	3,075,114
Urban Outfitters, Inc. (a)(b)	14,394	381,297
		12,207,083
Textiles, Apparel & Luxury Goods - 1.0%
Michael Kors Holdings Ltd. (a)	44,244	2,506,423
NIKE, Inc. Class B	25,210	1,552,684
		4,059,107

TOTAL CONSUMER DISCRETIONARY		58,494,365

CONSUMER STAPLES - 11.3%
Beverages - 2.4%
Dr. Pepper Snapple Group, Inc.	21,811	1,996,361
PepsiCo, Inc.	54,419	5,323,267
The Coca-Cola Co.	66,456	2,866,247
		10,185,875
Food & Staples Retailing - 2.5%
CVS Health Corp.	40,022	3,888,938
Wal-Mart Stores, Inc.	68,682	4,556,364
Walgreens Boots Alliance, Inc.	23,777	1,876,956
		10,322,258
Food Products - 2.6%
Archer Daniels Midland Co.	73,490	2,569,210
Campbell Soup Co. (b)	37,405	2,309,759
Hormel Foods Corp.	21,320	906,313
Mead Johnson Nutrition Co. Class A	2,613	192,735
Pilgrim's Pride Corp. (b)	84,665	2,070,059
Tyson Foods, Inc. Class A	41,041	2,657,405
		10,705,481
Household Products - 2.3%
Clorox Co.	17,855	2,257,229
Procter & Gamble Co.	88,528	7,107,913
		9,365,142
Tobacco - 1.5%
Altria Group, Inc.	80,857	4,978,365
Philip Morris International, Inc.	13,088	1,191,401
		6,169,766

TOTAL CONSUMER STAPLES		46,748,522

ENERGY - 5.6%
Energy Equipment & Services - 1.0%
Atwood Oceanics, Inc.	54,357	373,976
Baker Hughes, Inc.	472	20,235
Dril-Quip, Inc. (a)	10,174	551,940
FMC Technologies, Inc. (a)	40,736	999,254
Oceaneering International, Inc.	3,974	109,762
Schlumberger Ltd.	26,047	1,868,091
		3,923,258
Oil, Gas & Consumable Fuels - 4.6%
Chevron Corp.	25,264	2,108,028
ConocoPhillips Co.	4,952	167,526
EOG Resources, Inc. (b)	25,250	1,634,685
EQT Corp.	2,336	130,209
Exxon Mobil Corp.	105,616	8,465,122
Marathon Petroleum Corp.	32,051	1,097,747
Memorial Resource Development Corp. (a)	16,525	159,797
Occidental Petroleum Corp.	9,719	668,862
ONEOK, Inc.	5,029	120,696
Spectra Energy Corp.	854	24,937
Tesoro Corp.	24,064	1,941,484
Valero Energy Corp.	31,680	1,903,334
Western Refining, Inc.	21,721	579,299
		19,001,726

TOTAL ENERGY		22,924,984

FINANCIALS - 13.8%
Banks - 5.0%
Bank of America Corp.	409,392	5,125,588
Citigroup, Inc.	26,256	1,020,046
JPMorgan Chase & Co.	122,492	6,896,300
SunTrust Banks, Inc.	16,180	536,852
Wells Fargo & Co.	147,312	6,911,879
		20,490,665
Capital Markets - 1.7%
Goldman Sachs Group, Inc.	22,642	3,385,658
Morgan Stanley	84,423	2,085,248
T. Rowe Price Group, Inc.	19,495	1,347,299
		6,818,205
Consumer Finance - 2.0%
American Express Co.	51,517	2,863,315
Capital One Financial Corp.	14,792	972,278
Discover Financial Services	45,665	2,119,769
Navient Corp.	4,140	44,836
Synchrony Financial (a)	87,313	2,353,085
		8,353,283
Diversified Financial Services - 2.6%
Berkshire Hathaway, Inc. Class B (a)	47,811	6,414,802
Broadcom Ltd.	1,317	176,438
CME Group, Inc.	2,867	262,158
Leucadia National Corp.	144,547	2,088,704
Morningstar, Inc.	24,288	1,928,224
		10,870,326
Insurance - 0.7%
AFLAC, Inc.	112	6,666
FNF Group	8,055	265,654
Lincoln National Corp.	943	34,448
MetLife, Inc.	1,525	60,329
Progressive Corp.	52,523	1,676,534
The Travelers Companies, Inc.	8,064	867,041
		2,910,672
Real Estate Investment Trusts - 1.8%
Care Capital Properties, Inc.	5,428	143,896
CBL & Associates Properties, Inc.	11,078	127,729
Equity Lifestyle Properties, Inc.	879	61,671
Host Hotels & Resorts, Inc.	2,602	39,837
Lamar Advertising Co. Class A	6,342	362,318
Liberty Property Trust (SBI)	439	12,678
MFA Financial, Inc.	121,104	824,718
Public Storage	11,861	2,959,201
Ryman Hospitality Properties, Inc.	2,071	99,139
Simon Property Group, Inc.	397	75,323
Two Harbors Investment Corp.	6,565	50,879
Weyerhaeuser Co.	106,384	2,763,856
		7,521,245

TOTAL FINANCIALS		56,964,396

HEALTH CARE - 16.2%
Biotechnology - 4.2%
AbbVie, Inc.	54,400	2,970,784
Amgen, Inc.	31,418	4,470,153
Baxalta, Inc.	604	23,266
Biogen, Inc. (a)	12,559	3,258,056
Gilead Sciences, Inc.	55,840	4,872,040
United Therapeutics Corp. (a)	13,323	1,624,607
		17,218,906
Health Care Equipment & Supplies - 0.7%
Abbott Laboratories	25,077	971,483
Edwards Lifesciences Corp. (a)	214	18,618
Medtronic PLC	4,928	381,378
St. Jude Medical, Inc.	26,391	1,416,933
		2,788,412
Health Care Providers & Services - 4.3%
Aetna, Inc. (b)	27,111	2,945,068
Anthem, Inc.	21,141	2,762,917
Cardinal Health, Inc.	16,650	1,360,305
Centene Corp. (a)	326	18,569
Cigna Corp.	2,548	355,726
Express Scripts Holding Co. (a)	39,404	2,773,254
Humana, Inc.	845	149,540
McKesson Corp.	17,455	2,716,347
Owens & Minor, Inc.	1,390	54,780
UnitedHealth Group, Inc.	40,282	4,797,586
		17,934,092
Life Sciences Tools & Services - 0.2%
Bruker Corp.	22,622	587,720
INC Research Holdings, Inc. Class A (a)	3,443	136,618
PRA Health Sciences, Inc. (a)	1,817	78,440
		802,778
Pharmaceuticals - 6.8%
Allergan PLC (a)	6,714	1,947,799
Bristol-Myers Squibb Co.	67,087	4,154,698
Eli Lilly & Co.	18,051	1,299,672
Johnson & Johnson	85,639	9,010,079
Merck & Co., Inc.	106,471	5,345,909
Mylan N.V. (b)	55,825	2,516,033
Pfizer, Inc.	125,519	3,724,149
		27,998,339

TOTAL HEALTH CARE		66,742,527

INDUSTRIALS - 8.2%
Aerospace & Defense - 3.4%
BE Aerospace, Inc.	30,299	1,321,642
General Dynamics Corp.	17,691	2,410,753
Huntington Ingalls Industries, Inc.	3,024	396,325
Moog, Inc. Class A (a)	3,129	135,110
Raytheon Co.	14,030	1,737,616
Rockwell Collins, Inc.	8,010	701,436
Spirit AeroSystems Holdings, Inc. Class A (a)	4,572	210,312
The Boeing Co. (b)	32,413	3,830,568
United Technologies Corp.	35,981	3,476,484
		14,220,246
Airlines - 1.4%
Delta Air Lines, Inc.	26,601	1,283,232
Southwest Airlines Co.	62,520	2,622,714
United Continental Holdings, Inc. (a)	31,181	1,785,424
		5,691,370
Commercial Services & Supplies - 0.0%
Rollins, Inc.	2,159	59,437
Electrical Equipment - 0.6%
Eaton Corp. PLC	42,246	2,395,771
Industrial Conglomerates - 2.2%
3M Co.	26,080	4,091,170
General Electric Co.	164,904	4,805,303
		8,896,473
Machinery - 0.4%
Cummins, Inc.	15,998	1,560,925
Toro Co.	2,383	189,925
		1,750,850
Road & Rail - 0.1%
Norfolk Southern Corp.	1,135	83,048
Union Pacific Corp.	2,073	163,477
		246,525
Trading Companies & Distributors - 0.1%
Fastenal Co.	10,730	485,962

TOTAL INDUSTRIALS		33,746,634

INFORMATION TECHNOLOGY - 21.7%
Communications Equipment - 3.5%
Arista Networks, Inc. (a)	9,427	646,127
Brocade Communications Systems, Inc.	223,699	2,221,331
Cisco Systems, Inc.	203,968	5,339,882
Juniper Networks, Inc.	25,260	623,922
Motorola Solutions, Inc.	23,180	1,703,498
Qualcomm, Inc.	74,014	3,759,171
		14,293,931
Electronic Equipment & Components - 1.1%
Corning, Inc.	20,958	383,531
TE Connectivity Ltd.	43,185	2,458,090
Tech Data Corp. (a)	23,204	1,633,794
		4,475,415
Internet Software & Services - 4.1%
Alphabet, Inc.:
Class A	6,966	4,996,155
Class C	4,156	2,899,932
eBay, Inc. (a)	104,010	2,475,438
Facebook, Inc. Class A (a)	61,063	6,528,856
		16,900,381
IT Services - 1.6%
Accenture PLC Class A	9,058	908,155
Genpact Ltd. (a)	206	5,445
IBM Corp.	9,970	1,306,369
MasterCard, Inc. Class A	413	35,898
Paychex, Inc. (b)	20,671	1,062,283
The Western Union Co.	18,339	334,870
Visa, Inc. Class A	18,707	1,354,200
Xerox Corp.	184,579	1,773,804
		6,781,024
Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials, Inc.	58,213	1,098,479
Intel Corp.	182,306	5,394,435
Lam Research Corp.	11,679	856,071
Texas Instruments, Inc.	10,365	549,552
		7,898,537
Software - 4.7%
Aspen Technology, Inc. (a)	8,990	296,400
Citrix Systems, Inc. (a)	17,393	1,228,815
Electronic Arts, Inc. (a)	39,484	2,536,452
Microsoft Corp.	213,289	10,852,144
Oracle Corp.	122,736	4,514,230
		19,428,041
Technology Hardware, Storage & Peripherals - 4.8%
Apple, Inc.	153,726	14,863,765
EMC Corp.	30,492	796,756
HP, Inc.	241,466	2,581,272
NetApp, Inc.	16,320	405,389
Western Digital Corp.	23,048	1,003,279
		19,650,461

TOTAL INFORMATION TECHNOLOGY		89,427,790

MATERIALS - 1.7%
Chemicals - 1.7%
E.I. du Pont de Nemours & Co. (b)	13,015	792,223
LyondellBasell Industries NV Class A	34,633	2,777,913
The Dow Chemical Co.	21,369	1,038,747
The Mosaic Co.	60,019	1,599,506
Westlake Chemical Corp.	14,081	607,173
		6,815,562
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.5%
AT&T, Inc.	202,010	7,464,270
CenturyLink, Inc.	85,865	2,626,610
Level 3 Communications, Inc. (a)	26,310	1,277,351
Verizon Communications, Inc.	137,559	6,978,368
		18,346,599
UTILITIES - 1.5%
Electric Utilities - 0.9%
Exelon Corp. (b)	86,568	2,726,026
FirstEnergy Corp.	5,561	186,127
NextEra Energy, Inc.	4,907	553,608
OGE Energy Corp.	8,011	199,314
PPL Corp.	1,757	61,477
		3,726,552
Multi-Utilities - 0.6%
Public Service Enterprise Group, Inc.	61,131	2,607,848

TOTAL UTILITIES		6,334,400

TOTAL COMMON STOCKS
(Cost $384,970,227)		406,545,779
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.39% 5/26/16 (c)
(Cost $499,529)	500,000	499,615
	Shares	Value

Money Market Funds - 6.8%
Dreyfus Cash Management Institutional Shares, 0.10% (d)	3,858,348	$3,858,348
Fidelity Securities Lending Cash Central Fund, 0.44% (e)(f)	23,943,595	23,943,595
TOTAL MONEY MARKET FUNDS
(Cost $27,801,943)		27,801,943
TOTAL INVESTMENT PORTFOLIO - 105.6%
(Cost $413,271,699)		434,847,337
NET OTHER ASSETS (LIABILITIES) - (5.6)%		(23,148,488)
NET ASSETS - 100%		$411,698,849

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
53 CME E-mini S&P 500 Index Contracts (United States)	March 2016	5,113,175	$123,737

The face value of futures purchased as a percentage of Net Assets is 1.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $236,818.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

 (e) Investment made with cash collateral received from securities on loan.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$82,379

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$58,494,365	$58,494,365	$--	$--
Consumer Staples	46,748,522	46,748,522	--	--
Energy	22,924,984	22,924,984	--	--
Financials	56,964,396	56,964,396	--	--
Health Care	66,742,527	66,742,527	--	--
Industrials	33,746,634	33,746,634	--	--
Information Technology	89,427,790	89,427,790	--	--
Materials	6,815,562	6,815,562	--	--
Telecommunication Services	18,346,599	18,346,599	--	--
Utilities	6,334,400	6,334,400	--	--
U.S. Government and Government Agency Obligations	499,615	--	499,615	--
Money Market Funds	27,801,943	27,801,943	--	--
Total Investments in Securities:	$434,847,337	$434,347,722	$499,615	$--
Derivative Instruments:
Assets
Futures Contracts	$123,737	$123,737	$--	$--
Total Assets	$123,737	$123,737	$--	$--
Total Derivative Instruments:	$123,737	$123,737	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$123,737	$0
Total Equity Risk	123,737	0
Total Value of Derivatives	$123,737	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Large Cap Core Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $23,231,705) — See accompanying schedule: Unaffiliated issuers (cost $389,328,104)	$410,903,742
Fidelity Central Funds (cost $23,943,595)	23,943,595
Total Investments (cost $413,271,699)		$434,847,337
Receivable for investments sold		4,891,069
Receivable for fund shares sold		1,582,340
Dividends receivable		963,714
Interest receivable		1,064
Distributions receivable from Fidelity Central Funds		6,007
Total assets		442,291,531
Liabilities
Payable for investments purchased	$5,558,356
Payable for fund shares redeemed	914,274
Accrued management fee	99,673
Payable for daily variation margin for derivative instruments	26,947
Other affiliated payables	49,837
Collateral on securities loaned, at value	23,943,595
Total liabilities		30,592,682
Net Assets		$411,698,849
Net Assets consist of:
Paid in capital		$406,685,675
Undistributed net investment income		603,436
Accumulated undistributed net realized gain (loss) on investments		(17,289,637)
Net unrealized appreciation (depreciation) on investments		21,699,375
Net Assets, for 37,780,792 shares outstanding		$411,698,849
Net Asset Value, offering price and redemption price per share ($411,698,849 ÷ 37,780,792 shares)		$10.90

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$9,103,640
Interest		4,775
Income from Fidelity Central Funds (including $82,379 from security lending)		82,379
Total income		9,190,794
Expenses
Management fee	$1,190,063
Transfer agent fees	595,771
Independent trustees' compensation	1,605
Miscellaneous	555
Total expenses before reductions	1,787,994
Expense reductions	(116)	1,787,878
Net investment income (loss)		7,402,916
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,681,350
Futures contracts	(291,188)
Total net realized gain (loss)		1,390,162
Change in net unrealized appreciation (depreciation) on: Investment securities	(41,717,835)
Futures contracts	6,075
Total change in net unrealized appreciation (depreciation)		(41,711,760)
Net gain (loss)		(40,321,598)
Net increase (decrease) in net assets resulting from operations		$(32,918,682)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,402,916	$6,332,829
Net realized gain (loss)	1,390,162	24,806,942
Change in net unrealized appreciation (depreciation)	(41,711,760)	26,871,253
Net increase (decrease) in net assets resulting from operations	(32,918,682)	58,011,024
Distributions to shareholders from net investment income	(6,567,904)	(4,804,434)
Distributions to shareholders from net realized gain	(8,297,616)	(18,865,721)
Total distributions	(14,865,520)	(23,670,155)
Share transactions
Proceeds from sales of shares	207,509,960	229,544,332
Reinvestment of distributions	14,075,999	22,379,464
Cost of shares redeemed	(143,985,591)	(346,155,181)
Net increase (decrease) in net assets resulting from share transactions	77,600,368	(94,231,385)
Total increase (decrease) in net assets	29,816,166	(59,890,516)
Net Assets
Beginning of period	381,882,683	441,773,199
End of period (including undistributed net investment income of $603,436 and undistributed net investment income of $1,386,171, respectively)	$411,698,849	$381,882,683
Other Information
Shares
Sold	17,838,199	19,268,068
Issued in reinvestment of distributions	1,214,811	1,960,142
Redeemed	(12,333,931)	(29,262,135)
Net increase (decrease)	6,719,079	(8,033,925)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Large Cap Core Enhanced Index Fund

Years ended February 28,	2016A	2015	2014	2013	2012A
Selected Per–Share Data
Net asset value, beginning of period	$12.29	$11.30	$10.70	$9.68	$9.09
Income from Investment Operations
Net investment income (loss)B	.22	.20	.19	.21	.14
Net realized and unrealized gain (loss)	(1.17)	1.55	2.45	1.03	.48
Total from investment operations	(.95)	1.75	2.64	1.24	.62
Distributions from net investment income	(.19)	(.16)	(.27)	(.18)	(.03)
Distributions from net realized gain	(.25)	(.60)	(1.77)	(.05)	–
Total distributions	(.44)	(.76)	(2.04)	(.22)C	(.03)
Net asset value, end of period	$10.90	$12.29	$11.30	$10.70	$9.68
Total ReturnD	(7.94)%	16.04%	26.44%	13.03%	6.78%
Ratios to Average Net AssetsE,F
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.86%	1.69%	1.67%	2.08%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$411,699	$381,883	$441,773	$208,675	$262,225
Portfolio turnover rateG	84%	101%	125%	85%	104%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.22 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $.049 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Mid Cap Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Mid Cap Enhanced Index Fund	(11.02)%	9.60%	7.02%

 A From December 20, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Enhanced Index Fund on December 20, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Index performed over the same period.

Period Ending Values
$17,444	Fidelity® Mid Cap Enhanced Index Fund
$16,863	Russell Midcap® Index

Fidelity® Mid Cap Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  In a challenging market environment, the fund returned -11.02%, slightly outpacing the -11.25% return of its benchmark, the Russell Midcap® Index. Relative to the index, the fund was helped most by strong security selection in the weak-performing energy sector; however, a modest overweighting there slightly tempered this strong result. Good stock picking in the information technology sector’s software & services industry – as well as picks in the health care sector – further added value. In contrast, the fund was hurt by subpar security selection in the consumer discretionary sector – especially among retailers – as well as in the financials group. Within this group, however, the fund’s top relative contributor was timely positioning in Keurig Green Mountain, a coffee retailer and maker of single-serve beverage systems. Late in 2015, several months after we established a position, its share price soared when Keurig agreed to be acquired at a substantial premium. We sold much of our holdings shortly thereafter, maintaining just a small allocation at period end. An out-of-benchmark position in Public Storage was another meaningful contributor. Shares of this self-storage real estate investment trust (REIT) rose about 31% for the period. Our models led us to invest in Public Storage based most notably on the stock’s price momentum, earnings momentum and cash flow characteristics. In contrast, our biggest detractor was Western Digital, a maker of computer data storage systems. Shares of Western Digital fell sharply this period – returning -61% for the fund – reflecting declining sales amid a slowdown in the market for PCs. We maintained a position in Western Digital at period end because the stock remained appealing to our models. Also, fund holdings in Waddell & Reed Financial lost roughly half their value for the period. Although Waddell & Reed struggled along with financial markets, our models continued to find the stock compelling, as the company displayed favorable credit, profitability, cash flow and valuation characteristics. As Waddell & Reed’s valuation declined, we gradually added shares to the portfolio to maintain a relatively consistent overweighting.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Mid Cap Enhanced Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Southwest Airlines Co.	1.0	0.9
United Continental Holdings, Inc.	0.9	0.9
IntercontinentalExchange, Inc.	0.9	0.0
Applied Materials, Inc.	0.9	0.7
Synchrony Financial	0.9	0.6
PPL Corp.	0.9	0.0
Public Service Enterprise Group, Inc.	0.9	0.8
Tyson Foods, Inc. Class A	0.9	0.5
Edwards Lifesciences Corp.	0.9	0.8
Electronic Arts, Inc.	0.8	0.8
	9.0

Market Sectors as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.5	20.9
Consumer Discretionary	18.3	18.4
Information Technology	15.8	15.9
Industrials	11.7	10.7
Health Care	10.9	11.8
Consumer Staples	5.8	5.5
Utilities	5.3	4.0
Energy	3.9	5.6
Materials	3.5	5.3
Telecommunication Services	1.0	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Mid Cap Enhanced Index Fund

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 18.3%
Auto Components - 3.0%
BorgWarner, Inc.	104,084	$3,401,465
Delphi Automotive PLC	79,374	5,292,658
Gentex Corp. (a)	324,391	4,723,133
Lear Corp.	48,469	4,912,333
The Goodyear Tire & Rubber Co.	173,049	5,212,236
Visteon Corp.	3,621	253,180
		23,795,005
Automobiles - 0.7%
Harley-Davidson, Inc.	93,481	4,035,575
Thor Industries, Inc.	31,188	1,727,191
		5,762,766
Distributors - 0.1%
Genuine Parts Co.	11,444	1,031,677
Diversified Consumer Services - 0.5%
ServiceMaster Global Holdings, Inc. (b)	101,991	3,868,519
Hotels, Restaurants & Leisure - 0.7%
Carnival Corp. unit	31,342	1,503,162
Darden Restaurants, Inc. (a)	10,719	684,730
Starwood Hotels & Resorts Worldwide, Inc.	11,506	795,180
Texas Roadhouse, Inc. Class A	1,910	79,666
Wyndham Worldwide Corp. (a)	34,798	2,534,686
		5,597,424
Household Durables - 0.6%
D.R. Horton, Inc.	42,279	1,129,695
Jarden Corp. (b)	15,006	793,517
NVR, Inc. (b)	193	315,941
Tempur Sealy International, Inc. (a)(b)	38,850	2,240,480
Toll Brothers, Inc. (b)	12,377	339,749
		4,819,382
Internet & Catalog Retail - 0.7%
Liberty Interactive Corp. QVC Group Series A (b)	225,459	5,722,149
Leisure Products - 1.2%
Brunswick Corp.	105,287	4,478,909
Hasbro, Inc.	12,042	913,627
Polaris Industries, Inc.	48,004	4,220,032
		9,612,568
Media - 2.8%
Cablevision Systems Corp. - NY Group Class A	2,376	77,291
Discovery Communications, Inc.:
Class A (a)(b)	174,099	4,352,475
Class C (non-vtg.) (b)	193,228	4,763,070
Gannett Co., Inc.	220,208	3,360,374
John Wiley & Sons, Inc. Class A	6,054	263,531
MSG Network, Inc. Class A (b)	261,210	4,289,068
Scripps Networks Interactive, Inc. Class A	80,431	4,764,732
Starz Series A (b)	10,415	262,354
Tegna, Inc.	10,326	254,433
		22,387,328
Multiline Retail - 1.7%
Dollar General Corp.	36,456	2,706,858
Kohl's Corp. (a)	8,008	373,733
Macy's, Inc.	145,173	6,272,925
Target Corp.	55,172	4,328,243
		13,681,759
Specialty Retail - 5.0%
American Eagle Outfitters, Inc. (a)	40,470	617,572
AutoNation, Inc. (a)(b)	51,664	2,659,146
Bed Bath & Beyond, Inc. (b)	106,577	5,110,367
Best Buy Co., Inc. (a)	175,153	5,673,206
CST Brands, Inc.	7,017	227,631
Dick's Sporting Goods, Inc.	103,902	4,412,718
Foot Locker, Inc. (a)	80,395	5,024,688
Gap, Inc. (a)	154,033	4,259,012
GNC Holdings, Inc.	160,699	4,576,708
Murphy U.S.A., Inc. (a)(b)	3,265	207,948
O'Reilly Automotive, Inc. (a)(b)	5,932	1,544,218
Penske Automotive Group, Inc.	14,712	554,937
Ross Stores, Inc.	39,580	2,176,108
Staples, Inc.	348,266	3,291,114
		40,335,373
Textiles, Apparel & Luxury Goods - 1.3%
Carter's, Inc.	2,271	230,802
Fossil Group, Inc. (a)(b)	80,552	3,778,694
Michael Kors Holdings Ltd. (b)	104,093	5,896,868
PVH Corp.	3,468	274,492
Skechers U.S.A., Inc. Class A (sub. vtg.) (b)	19,624	646,022
		10,826,878

TOTAL CONSUMER DISCRETIONARY		147,440,828

CONSUMER STAPLES - 5.8%
Beverages - 1.1%
Coca-Cola Enterprises, Inc.	43,932	2,131,141
Constellation Brands, Inc. Class A (sub. vtg.)	1,395	197,295
Dr. Pepper Snapple Group, Inc.	70,819	6,482,063
		8,810,499
Food & Staples Retailing - 0.4%
Rite Aid Corp. (b)	26,991	214,578
Sysco Corp.	73,847	3,258,868
		3,473,446
Food Products - 3.4%
Archer Daniels Midland Co.	53,476	1,869,521
Bunge Ltd.	78,604	3,908,191
Campbell Soup Co. (a)	94,811	5,854,579
Hormel Foods Corp. (a)	33,534	1,425,530
Ingredion, Inc.	12,458	1,260,999
Keurig Green Mountain, Inc.	8,283	761,539
Mead Johnson Nutrition Co. Class A	10,609	782,520
Pilgrim's Pride Corp. (a)	186,056	4,549,069
Tyson Foods, Inc. Class A	107,612	6,967,877
		27,379,825
Household Products - 0.9%
Church & Dwight Co., Inc. (a)	7,284	661,096
Clorox Co.	50,019	6,323,402
		6,984,498

TOTAL CONSUMER STAPLES		46,648,268

ENERGY - 3.9%
Energy Equipment & Services - 1.3%
Cameron International Corp. (b)	12,519	820,746
Dril-Quip, Inc. (b)	82,798	4,491,792
FMC Technologies, Inc. (b)	130,040	3,189,881
Oceaneering International, Inc.	81,552	2,252,466
		10,754,885
Oil, Gas & Consumable Fuels - 2.6%
Antero Resources Corp. (b)	42,144	962,990
EOG Resources, Inc. (a)	43,146	2,793,272
EQT Corp.	57,258	3,191,561
HollyFrontier Corp.	40,808	1,380,127
Memorial Resource Development Corp. (b)	144,095	1,393,399
Pioneer Natural Resources Co.	21,328	2,570,664
Tesoro Corp.	69,674	5,621,298
Valero Energy Corp.	13,482	809,999
Western Refining, Inc.	67,412	1,797,878
		20,521,188

TOTAL ENERGY		31,276,073

FINANCIALS - 22.5%
Banks - 3.2%
CIT Group, Inc.	72,143	2,150,583
Citizens Financial Group, Inc.	207,843	3,996,821
East West Bancorp, Inc.	19,092	572,187
Fifth Third Bancorp	281,994	4,303,228
KeyCorp	427,036	4,505,230
Regions Financial Corp.	496,942	3,737,004
SunTrust Banks, Inc.	191,850	6,365,583
		25,630,636
Capital Markets - 2.1%
Affiliated Managers Group, Inc. (b)	10,982	1,523,094
Federated Investors, Inc. Class B (non-vtg.) (a)	34,986	915,584
Lazard Ltd. Class A	14,850	522,423
Legg Mason, Inc.	31,446	898,098
LPL Financial (a)	16,531	334,422
NorthStar Asset Management Group, Inc.	203,768	2,227,184
SEI Investments Co.	12,869	491,210
T. Rowe Price Group, Inc.	95,883	6,626,474
Waddell & Reed Financial, Inc. Class A (a)	148,513	3,478,174
		17,016,663
Consumer Finance - 2.4%
Ally Financial, Inc. (b)	156,055	2,743,447
Capital One Financial Corp.	5,631	370,126
Discover Financial Services	71,179	3,304,129
Navient Corp.	463,457	5,019,239
Santander Consumer U.S.A. Holdings, Inc. (a)(b)	89,354	915,879
Synchrony Financial (b)	268,525	7,236,749
		19,589,569
Diversified Financial Services - 3.6%
CBOE Holdings, Inc.	62,696	3,918,500
FactSet Research Systems, Inc.	25,825	3,886,404
IntercontinentalExchange, Inc.	31,555	7,524,605
Leucadia National Corp.	304,997	4,407,207
Moody's Corp. (a)	47,958	4,258,670
Morningstar, Inc.	29,776	2,363,917
MSCI, Inc. Class A	35,633	2,512,839
		28,872,142
Insurance - 2.6%
American International Group, Inc. warrants 1/19/21 (b)	574	9,345
Aon PLC	396	37,735
Aspen Insurance Holdings Ltd.	49,023	2,190,838
Assured Guaranty Ltd.	128,997	3,200,416
FNF Group	969	31,958
Lincoln National Corp.	99,134	3,621,365
Loews Corp.	17,074	620,640
Old Republic International Corp.	59,661	1,061,966
PartnerRe Ltd.	1,228	172,252
Progressive Corp.	212,149	6,771,796
The Travelers Companies, Inc.	31,679	3,406,126
		21,124,437
Real Estate Investment Trusts - 8.3%
American Capital Agency Corp.	24,292	438,956
Apartment Investment & Management Co. Class A	2,212	80,981
AvalonBay Communities, Inc. (a)	8,973	1,540,126
Care Capital Properties, Inc.	67,223	1,782,082
CBL & Associates Properties, Inc.	371,133	4,279,163
Chimera Investment Corp.	241,224	3,143,149
Corrections Corp. of America	155,870	4,509,319
Crown Castle International Corp.	10,836	937,314
Equity Lifestyle Properties, Inc.	73,056	5,125,609
Extra Space Storage, Inc.	21,194	1,741,087
Hospitality Properties Trust (SBI) (a)	156,707	3,804,846
Host Hotels & Resorts, Inc. (a)	292,313	4,475,312
Iron Mountain, Inc.	15,632	459,268
Kimco Realty Corp.	50,109	1,340,416
Lamar Advertising Co. Class A (a)	84,631	4,834,969
Liberty Property Trust (SBI)	2,171	62,698
MFA Financial, Inc.	638,348	4,347,150
Mid-America Apartment Communities, Inc.	547	49,197
Post Properties, Inc.	13,728	765,061
Public Storage	16,352	4,079,660
Retail Properties America, Inc.	9,350	137,352
Senior Housing Properties Trust (SBI)	32,047	500,254
Starwood Property Trust, Inc.	92,580	1,623,853
Taubman Centers, Inc.	49,733	3,522,091
The Macerich Co. (a)	66,172	5,232,882
Welltower, Inc.	24,102	1,537,226
Weyerhaeuser Co.	245,849	6,387,157
		66,737,178
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (b)	42,259	1,073,801
Thrifts & Mortgage Finance - 0.1%
New York Community Bancorp, Inc. (a)	69,947	1,058,298

TOTAL FINANCIALS		181,102,724

HEALTH CARE - 10.9%
Biotechnology - 1.0%
Medivation, Inc. (b)	85,491	3,058,013
United Therapeutics Corp. (a)(b)	38,413	4,684,081
		7,742,094
Health Care Equipment & Supplies - 3.2%
C.R. Bard, Inc.	31,938	6,144,232
Edwards Lifesciences Corp. (b)	79,844	6,946,428
Dentsply Sirona, Inc.(b)	398	44,016
Intuitive Surgical, Inc. (b)	152	85,585
ResMed, Inc. (a)	89,984	5,120,989
St. Jude Medical, Inc.	108,954	5,849,740
Varian Medical Systems, Inc. (a)(b)	20,202	1,580,200
		25,771,190
Health Care Providers & Services - 4.0%
Aetna, Inc.	893	97,007
AmerisourceBergen Corp.	72,880	6,312,866
Anthem, Inc.	30,439	3,978,073
Cardinal Health, Inc.	47,557	3,885,407
Centene Corp. (a)(b)	86,570	4,931,027
HCA Holdings, Inc. (b)	828	57,306
LifePoint Hospitals, Inc. (a)(b)	11,978	746,948
McKesson Corp.	25,535	3,973,757
Molina Healthcare, Inc. (a)(b)	16,145	1,001,636
Quest Diagnostics, Inc.	75,791	5,042,375
Universal Health Services, Inc. Class B	20,520	2,264,792
VCA, Inc. (b)	3,784	193,098
		32,484,292
Health Care Technology - 0.7%
Cerner Corp. (b)	35,488	1,812,017
IMS Health Holdings, Inc. (b)	131,335	3,385,816
		5,197,833
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc.	154,956	5,787,607
Bruker Corp.	73,448	1,908,179
Charles River Laboratories International, Inc. (b)	26,959	1,979,599
		9,675,385
Pharmaceuticals - 0.8%
Jazz Pharmaceuticals PLC (b)	9,005	1,094,828
Mylan N.V. (a)	42,309	1,906,867
Perrigo Co. PLC	2,937	370,796
Zoetis, Inc. Class A	79,840	3,278,230
		6,650,721

TOTAL HEALTH CARE		87,521,515

INDUSTRIALS - 11.7%
Aerospace & Defense - 2.2%
BE Aerospace, Inc.	61,116	2,665,880
General Dynamics Corp.	2,924	398,453
Huntington Ingalls Industries, Inc.	38,280	5,016,977
Rockwell Collins, Inc.	32,253	2,824,395
Spirit AeroSystems Holdings, Inc. Class A (a)(b)	106,109	4,881,014
Textron, Inc.	41,041	1,401,550
Triumph Group, Inc.	11,983	365,002
		17,553,271
Air Freight & Logistics - 0.3%
Expeditors International of Washington, Inc. (a)	47,871	2,191,534
Airlines - 3.5%
Alaska Air Group, Inc.	71,669	5,296,339
Delta Air Lines, Inc.	42,376	2,044,218
JetBlue Airways Corp. (a)(b)	230,571	5,072,562
Southwest Airlines Co.	196,315	8,235,414
United Continental Holdings, Inc. (b)	132,178	7,568,512
		28,217,045
Building Products - 0.1%
GCP Applied Technologies, Inc. (b)	23,603	418,481
Owens Corning	14,937	641,096
		1,059,577
Commercial Services & Supplies - 1.0%
ADT Corp.	4,795	193,574
Cintas Corp.	54,504	4,577,791
Deluxe Corp.	8,168	468,925
KAR Auction Services, Inc.	74,000	2,620,340
Waste Connections, Inc.	4,433	273,383
		8,134,013
Construction & Engineering - 0.3%
Quanta Services, Inc. (b)	147,151	2,985,694
Electrical Equipment - 0.5%
Acuity Brands, Inc.	4,948	1,036,260
Rockwell Automation, Inc.	27,761	2,889,642
		3,925,902
Machinery - 2.4%
Allison Transmission Holdings, Inc.	163,017	3,860,243
Caterpillar, Inc. (a)	32,863	2,224,825
Cummins, Inc.	8,229	802,904
Lincoln Electric Holdings, Inc.	10,103	551,321
PACCAR, Inc. (a)	131,513	6,772,920
Parker Hannifin Corp.	17,010	1,721,412
SPX Flow, Inc. (b)	27,497	515,019
Toro Co.	4,077	324,937
Trinity Industries, Inc. (a)	157,617	2,496,653
		19,270,234
Professional Services - 1.3%
Equifax, Inc.	55,377	5,807,940
Manpower, Inc.	9,917	767,972
Robert Half International, Inc.	93,326	3,676,111
		10,252,023
Trading Companies & Distributors - 0.1%
United Rentals, Inc. (a)(b)	14,310	737,967

TOTAL INDUSTRIALS		94,327,260

INFORMATION TECHNOLOGY - 15.8%
Communications Equipment - 2.7%
Arista Networks, Inc. (b)	25,107	1,720,834
Arris International PLC (b)	68,532	1,637,229
Brocade Communications Systems, Inc.	496,434	4,929,590
F5 Networks, Inc. (b)	51,428	4,945,831
Juniper Networks, Inc.	223,076	5,509,977
Motorola Solutions, Inc.	41,410	3,043,221
		21,786,682
Electronic Equipment & Components - 0.7%
Avnet, Inc.	41,325	1,700,524
Dolby Laboratories, Inc. Class A	28,095	1,109,753
Jabil Circuit, Inc.	135,855	2,832,577
		5,642,854
Internet Software & Services - 0.4%
eBay, Inc. (b)	143,818	3,422,868
IT Services - 4.6%
Amdocs Ltd.	94,659	5,372,845
Computer Sciences Corp.	9,984	287,639
CSRA, Inc.	146,114	3,791,658
DST Systems, Inc.	39,980	4,181,108
Fiserv, Inc. (b)	34,194	3,269,972
Paychex, Inc. (a)	126,878	6,520,260
Teradata Corp. (a)(b)	87,191	2,175,415
The Western Union Co.	231,688	4,230,623
Total System Services, Inc.	61,541	2,681,957
Xerox Corp.	460,024	4,420,831
		36,932,308
Semiconductors & Semiconductor Equipment - 2.8%
Analog Devices, Inc.	52,295	2,771,112
Applied Materials, Inc.	391,467	7,386,982
KLA-Tencor Corp.	8,760	593,402
Lam Research Corp.	6,412	470,000
Marvell Technology Group Ltd.	180,937	1,727,948
NVIDIA Corp.	210,676	6,606,799
Skyworks Solutions, Inc.	37,359	2,482,506
Xilinx, Inc.	15,978	754,481
		22,793,230
Software - 3.3%
Activision Blizzard, Inc.	10,555	334,277
Aspen Technology, Inc. (b)	13,562	447,139
CA Technologies, Inc.	185,301	5,427,466
CDK Global, Inc.	3,572	160,347
Citrix Systems, Inc. (b)	79,766	5,635,468
Electronic Arts, Inc. (b)	106,476	6,840,018
Intuit, Inc.	31,063	3,001,928
Synopsys, Inc. (b)	100,625	4,502,969
		26,349,612
Technology Hardware, Storage & Peripherals - 1.3%
NetApp, Inc. (a)	170,379	4,232,214
SanDisk Corp.	17,055	1,232,394
Western Digital Corp.	123,594	5,380,047
		10,844,655

TOTAL INFORMATION TECHNOLOGY		127,772,209

MATERIALS - 3.5%
Chemicals - 2.4%
Air Products & Chemicals, Inc.	2,442	323,492
Airgas, Inc.	3,128	442,675
Cabot Corp.	47,967	2,135,971
Eastman Chemical Co.	36,131	2,317,804
LyondellBasell Industries NV Class A	51,410	4,123,596
The Mosaic Co.	211,249	5,629,786
Westlake Chemical Corp.	92,919	4,006,667
		18,979,991
Construction Materials - 0.1%
Eagle Materials, Inc.	16,997	1,026,959
Containers & Packaging - 0.4%
Avery Dennison Corp.	40,813	2,657,743
Packaging Corp. of America	11,318	548,923
Sealed Air Corp.	8,255	377,501
		3,584,167
Metals & Mining - 0.4%
Reliance Steel & Aluminum Co.	51,672	3,146,308
Paper & Forest Products - 0.2%
Domtar Corp. (a)	36,144	1,271,907

TOTAL MATERIALS		28,009,332

TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
CenturyLink, Inc.	222,798	6,815,391
Level 3 Communications, Inc. (b)	23,251	1,128,836
		7,944,227
UTILITIES - 5.3%
Electric Utilities - 2.7%
Allete, Inc.	6,976	369,868
American Electric Power Co., Inc.	4,102	253,299
Edison International	15,601	1,063,364
Entergy Corp.	79,372	5,731,452
Exelon Corp. (a)	126,374	3,979,517
FirstEnergy Corp.	84,368	2,823,797
ITC Holdings Corp.	2,873	116,730
OGE Energy Corp.	17,680	439,878
PPL Corp.	206,351	7,220,221
		21,998,126
Gas Utilities - 0.6%
AGL Resources, Inc.	4,817	311,419
ONE Gas, Inc.	4,587	265,954
UGI Corp.	110,387	4,079,904
		4,657,277
Multi-Utilities - 1.5%
Ameren Corp.	28,883	1,356,057
Avangrid, Inc.	12,067	468,079
Black Hills Corp.	6,445	360,984
CenterPoint Energy, Inc.	41,079	765,302
Consolidated Edison, Inc.	661	46,277
DTE Energy Co.	11,059	930,283
Public Service Enterprise Group, Inc.	166,720	7,112,275
Sempra Energy	11,599	1,119,419
TECO Energy, Inc.	2,286	62,796
		12,221,472
Water Utilities - 0.5%
American Water Works Co., Inc.	62,470	4,049,305

TOTAL UTILITIES		42,926,180

TOTAL COMMON STOCKS
(Cost $827,512,724)		794,968,616
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.37% 5/26/16 (c)
(Cost $999,122)	1,000,000	999,230
	Shares	Value

Money Market Funds - 16.7%
Dreyfus Cash Management Institutional Shares, 0.10% (d)	8,249,780	$8,249,784
Fidelity Securities Lending Cash Central Fund, 0.44% (e)(f)	126,169,484	126,169,484
TOTAL MONEY MARKET FUNDS
(Cost $134,419,264)		134,419,268
TOTAL INVESTMENT PORTFOLIO - 115.5%
(Cost $962,931,110)		930,387,114
NET OTHER ASSETS (LIABILITIES) - (15.5)%		(125,145,405)
NET ASSETS - 100%		$805,241,709

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
75 CME E-mini S&P MidCap 400 Index Contracts (United States)	March 2016	9,995,250	$321,872

The face value of futures purchased as a percentage of Net Assets is 1.2%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $458,647.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

 (e) Investment made with cash collateral received from securities on loan.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$197,423

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$147,440,828	$147,440,828	$--	$--
Consumer Staples	46,648,268	46,648,268	--	--
Energy	31,276,073	31,276,073	--	--
Financials	181,102,724	181,102,724	--	--
Health Care	87,521,515	87,521,515	--	--
Industrials	94,327,260	94,327,260	--	--
Information Technology	127,772,209	127,772,209	--	--
Materials	28,009,332	28,009,332	--	--
Telecommunication Services	7,944,227	7,944,227	--	--
Utilities	42,926,180	42,926,180	--	--
U.S. Government and Government Agency Obligations	999,230	--	999,230	--
Money Market Funds	134,419,268	134,419,268	--	--
Total Investments in Securities:	$930,387,114	$929,387,884	$999,230	$--
Derivative Instruments:
Assets
Futures Contracts	$321,872	$321,872	$--	$--
Total Assets	$321,872	$321,872	$--	$--
Total Derivative Instruments:	$321,872	$321,872	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$321,872	$0
Total Equity Risk	321,872	0
Total Value of Derivatives	$321,872	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Mid Cap Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $122,595,457) — See accompanying schedule: Unaffiliated issuers (cost $836,761,626)	$804,217,630
Fidelity Central Funds (cost $126,169,484)	126,169,484
Total Investments (cost $962,931,110)		$930,387,114
Receivable for investments sold		6,200,043
Receivable for fund shares sold		2,605,424
Dividends receivable		1,194,798
Interest receivable		1,565
Distributions receivable from Fidelity Central Funds		19,542
Total assets		940,408,486
Liabilities
Payable for investments purchased	$7,828,128
Payable for fund shares redeemed	751,095
Accrued management fee	290,380
Payable for daily variation margin for derivative instruments	30,879
Other affiliated payables	96,793
Other payables and accrued expenses	18
Collateral on securities loaned, at value	126,169,484
Total liabilities		135,166,777
Net Assets		$805,241,709
Net Assets consist of:
Paid in capital		$859,768,617
Undistributed net investment income		285
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(22,305,069)
Net unrealized appreciation (depreciation) on investments		(32,222,124)
Net Assets, for 67,239,769 shares outstanding		$805,241,709
Net Asset Value, offering price and redemption price per share ($805,241,709 ÷ 67,239,769 shares)		$11.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$14,809,767
Interest		10,168
Income from Fidelity Central Funds (including $197,423 from security lending)		197,423
Total income		15,017,358
Expenses
Management fee	$3,474,998
Transfer agent fees	1,159,273
Independent trustees' compensation	3,067
Miscellaneous	1,009
Total expenses before reductions	4,638,347
Expense reductions	(142)	4,638,205
Net investment income (loss)		10,379,153
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,540,935
Foreign currency transactions	(2,113)
Futures contracts	(1,029,620)
Total net realized gain (loss)		5,509,202
Change in net unrealized appreciation (depreciation) on: Investment securities	(109,042,407)
Futures contracts	(260,789)
Total change in net unrealized appreciation (depreciation)		(109,303,196)
Net gain (loss)		(103,793,994)
Net increase (decrease) in net assets resulting from operations		$(93,414,841)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,379,153	$3,975,433
Net realized gain (loss)	5,509,202	23,080,386
Change in net unrealized appreciation (depreciation)	(109,303,196)	31,483,026
Net increase (decrease) in net assets resulting from operations	(93,414,841)	58,538,845
Distributions to shareholders from net investment income	(8,742,049)	(2,992,974)
Distributions to shareholders from net realized gain	(30,376,224)	(29,582,652)
Total distributions	(39,118,273)	(32,575,626)
Share transactions
Proceeds from sales of shares	510,890,785	395,167,108
Reinvestment of distributions	37,487,590	31,124,764
Cost of shares redeemed	(219,096,797)	(115,467,866)
Net increase (decrease) in net assets resulting from share transactions	329,281,578	310,824,006
Redemption fees	18,422	13,246
Total increase (decrease) in net assets	196,766,886	336,800,471
Net Assets
Beginning of period	608,474,823	271,674,352
End of period (including undistributed net investment income of $285 and undistributed net investment income of $840,505, respectively)	$805,241,709	$608,474,823
Other Information
Shares
Sold	37,966,163	29,171,712
Issued in reinvestment of distributions	2,951,931	2,437,242
Redeemed	(16,655,539)	(8,607,909)
Net increase (decrease)	24,262,555	23,001,045

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Enhanced Index Fund

Years ended February 28,	2016A	2015	2014	2013	2012A
Selected Per–Share Data
Net asset value, beginning of period	$14.16	$13.60	$10.97	$9.79	$10.28
Income from Investment Operations
Net investment income (loss)B	.18	.15	.15	.18	.10
Net realized and unrealized gain (loss)	(1.70)	1.73	3.17	1.30	.05
Total from investment operations	(1.52)	1.88	3.32	1.48	.15
Distributions from net investment income	(.14)	(.10)	(.12)	(.17)	(.07)
Distributions from net realized gain	(.51)	(1.22)	(.57)	(.13)	(.58)
Total distributions	(.66)C	(1.32)	(.69)	(.30)	(.64)D
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$11.98	$14.16	$13.60	$10.97	$9.79
Total ReturnF	(11.02)%	15.22%	30.97%	15.57%	1.91%
Ratios to Average Net AssetsG,H
Expenses before reductions	.60%	.60%	.60%	.60%	.60%
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%	.60%
Expenses net of all reductions	.60%	.60%	.60%	.60%	.60%
Net investment income (loss)	1.34%	1.08%	1.24%	1.80%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$805,242	$608,475	$271,674	$128,130	$79,061
Portfolio turnover rateI	88%	89%	128%	99%	92%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.66 per share is comprised of distributions from net investment income of $.144 and distributions from net realized gain of $.511 per share.

 D Total distributions of $.64 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $.575 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Small Cap Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Small Cap Enhanced Index Fund	(11.20)%	8.49%	6.27%

 A From December 20, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Enhanced Index Fund on December 20, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$16,468	Fidelity® Small Cap Enhanced Index Fund
$15,101	Russell 2000® Index

Fidelity® Small Cap Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve’s decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  In a challenging stock market environment, the fund returned -11.20%, although it significantly outpaced the -14.97% return of its benchmark, the Russell 2000® Index. Versus the index, the fund was helped most by strong security selection in the health care sector. Favorable stock picking in energy, which at -53% was the Russell® index’s weakest-performing sector by far, also contributed; however, a modest overweighting there tempered this strong result. The fund was hurt to a limited extent by subpar security selection in the financials and consumer discretionary sectors. In individual terms, the fund’s biggest contributor was an overweighting in Omega Protein, a maker of nutritional products. As Omega’s valuation rose, we sold some shares but maintained a relatively consistent weighting in the stock. Also adding value was a timely overweighting in lifestyle footwear company Skechers USA. We exited our position in October, and Skechers finished the period as the fund’s top contributor. In contrast, our biggest detractor by far was Century Aluminum Company, a global producer of primary aluminum. The company struggled amid low prices for the commodity, and the fund’s overweighted position in the stock, which we carried in the early half of the period, lost nearly three-quarters of its value. Amid poor price and earnings momentum, we had exited our Century Aluminum position entirely by autumn 2015. Fund holdings in World Acceptance posed another performance challenge, due partly to the threat of legal action against the company from the Consumer Financial Protection Bureau, which was inquiring into its lending practices. We steadily reduced our position in the stock and maintained only a small position at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Small Cap Enhanced Index Fund

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Sovran Self Storage, Inc.	0.7	0.7
Integrated Device Technology, Inc.	0.7	0.7
SYNNEX Corp.	0.7	0.6
Deluxe Corp.	0.7	0.6
Tenneco, Inc.	0.7	0.6
Tech Data Corp.	0.7	0.6
Wellcare Health Plans, Inc.	0.7	0.0
Molina Healthcare, Inc.	0.7	0.7
RLJ Lodging Trust	0.7	0.1
Aspen Technology, Inc.	0.7	0.7
	7.0

Market Sectors as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.3	22.2
Information Technology	19.2	17.8
Health Care	15.5	17.5
Consumer Discretionary	14.2	14.3
Industrials	10.5	10.5
Consumer Staples	5.4	4.2
Energy	2.8	4.8
Utilities	2.7	1.6
Materials	1.9	1.9
Telecommunication Services	1.3	1.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Small Cap Enhanced Index Fund

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 14.2%
Auto Components - 2.9%
American Axle & Manufacturing Holdings, Inc. (a)	208,962	$3,055,024
Cooper Tire & Rubber Co.	90,173	3,543,799
Cooper-Standard Holding, Inc. (a)	15,888	1,163,796
Dana Holding Corp.	247,059	3,073,414
Drew Industries, Inc.	2,047	123,209
Horizon Global Corp. (a)	8,753	77,289
Metaldyne Performance Group, Inc. (b)	34,347	490,475
Modine Manufacturing Co. (a)	2,920	27,682
Tenneco, Inc. (a)	80,353	3,657,669
Tower International, Inc.	10,547	226,339
		15,438,696
Diversified Consumer Services - 0.4%
American Public Education, Inc. (a)	3,179	49,052
Capella Education Co.	23,503	1,086,779
Grand Canyon Education, Inc. (a)	6,078	236,920
K12, Inc. (a)	87,326	854,922
		2,227,673
Hotels, Restaurants & Leisure - 2.3%
BJ's Restaurants, Inc. (a)	12,536	552,587
Bloomin' Brands, Inc.	110,382	1,908,505
Boyd Gaming Corp. (a)	57,618	997,944
Cracker Barrel Old Country Store, Inc. (b)	11,884	1,759,426
Interval Leisure Group, Inc. (b)	83,394	1,079,952
Isle of Capri Casinos, Inc. (a)	217,511	2,468,750
Marriott Vacations Worldwide Corp.	39,576	2,396,327
Pinnacle Entertainment, Inc. (a)	1,997	57,733
Ruth's Hospitality Group, Inc.	41,594	730,807
Texas Roadhouse, Inc. Class A	8,249	344,066
		12,296,097
Household Durables - 1.3%
Bassett Furniture Industries, Inc.	12,363	383,006
CSS Industries, Inc.	849	22,982
Ethan Allen Interiors, Inc. (b)	27,733	791,222
Flexsteel Industries, Inc.	47,301	1,931,300
KB Home (b)	39,134	477,435
La-Z-Boy, Inc.	106,016	2,581,490
Zagg, Inc. (a)	73,212	762,869
		6,950,304
Leisure Products - 1.7%
Brunswick Corp.	63,975	2,721,497
Nautilus, Inc. (a)	144,577	2,441,906
Smith & Wesson Holding Corp. (a)	133,185	3,377,572
Sturm, Ruger & Co., Inc. (b)	6,348	446,328
		8,987,303
Media - 1.2%
A.H. Belo Corp. Class A	12,118	72,466
Gray Television, Inc. (a)	101,378	1,169,902
Media General, Inc. (a)(b)	312	5,185
Meredith Corp.	9,602	417,591
Nexstar Broadcasting Group, Inc. Class A	25,076	1,120,396
Saga Communications, Inc. Class A	896	33,627
Sinclair Broadcast Group, Inc. Class A	108,391	3,346,030
The McClatchy Co. Class A (a)(b)	53,866	57,637
The New York Times Co. Class A	14,531	182,655
Time, Inc.	14,272	201,235
		6,606,724
Multiline Retail - 0.4%
Big Lots, Inc. (b)	45,849	1,854,592
Specialty Retail - 3.0%
American Eagle Outfitters, Inc. (b)	182,884	2,790,810
Big 5 Sporting Goods Corp.	128,965	1,766,821
Caleres, Inc.	72,515	2,055,075
Chico's FAS, Inc.	81	1,034
Express, Inc. (a)	187,939	3,238,189
Group 1 Automotive, Inc.	19,381	1,080,685
Outerwall, Inc. (b)	24,544	765,527
Pier 1 Imports, Inc.	2,653	13,106
Rent-A-Center, Inc.	48,844	623,738
Select Comfort Corp. (a)	58,430	1,045,897
Shoe Carnival, Inc.	45,387	1,069,772
Stein Mart, Inc.	11,346	84,074
Tailored Brands, Inc.	8,214	126,824
The Cato Corp. Class A (sub. vtg.)	19,500	705,900
The Children's Place Retail Stores, Inc.	6,013	409,726
		15,777,178
Textiles, Apparel & Luxury Goods - 1.0%
Deckers Outdoor Corp. (a)	20,019	1,132,275
Movado Group, Inc.	103,722	3,029,720
Unifi, Inc. (a)	43,890	983,575
		5,145,570

TOTAL CONSUMER DISCRETIONARY		75,284,137

CONSUMER STAPLES - 5.4%
Beverages - 0.1%
National Beverage Corp. (a)	15,805	600,906
Food & Staples Retailing - 0.8%
Casey's General Stores, Inc.	8,127	857,967
Ingles Markets, Inc. Class A	54,258	1,830,122
SpartanNash Co.	40,519	1,112,247
United Natural Foods, Inc. (a)	16,180	499,315
Weis Markets, Inc.	2,702	112,484
		4,412,135
Food Products - 2.6%
Cal-Maine Foods, Inc. (b)	15,905	849,009
Darling International, Inc. (a)	15,397	138,727
Dean Foods Co.	5,776	111,419
John B. Sanfilippo & Son, Inc.	3,614	251,534
Omega Protein Corp. (a)	127,271	3,022,686
Post Holdings, Inc. (a)	50,472	3,505,785
Sanderson Farms, Inc. (b)	38,945	3,554,121
Seaboard Corp. (a)	145	424,125
Seneca Foods Corp. Class A (a)	8,874	295,149
TreeHouse Foods, Inc. (a)(b)	19,245	1,624,663
		13,777,218
Household Products - 0.5%
Central Garden & Pet Co. Class A (non-vtg.) (a)	72,684	983,415
WD-40 Co.	12,643	1,365,444
		2,348,859
Personal Products - 0.8%
MediFast, Inc.	1,966	59,668
Natural Health Trends Corp. (b)	76,095	2,371,881
Nutraceutical International Corp. (a)	4,575	112,271
USANA Health Sciences, Inc. (a)	16,790	1,892,569
		4,436,389
Tobacco - 0.6%
Universal Corp. (b)	56,139	3,058,453

TOTAL CONSUMER STAPLES		28,633,960

ENERGY - 2.8%
Energy Equipment & Services - 1.1%
Atwood Oceanics, Inc. (b)	114,648	788,778
Dril-Quip, Inc. (a)	50,038	2,714,562
Gulf Island Fabrication, Inc.	3,339	29,750
Matrix Service Co. (a)	110,892	2,039,304
Natural Gas Services Group, Inc. (a)	378	6,827
		5,579,221
Oil, Gas & Consumable Fuels - 1.7%
Adams Resources & Energy, Inc.	601	19,665
Alon U.S.A. Energy, Inc. (b)	113,742	1,121,496
DHT Holdings, Inc.	482,848	2,815,004
Hallador Energy Co.	1,196	5,777
Navios Maritime Acquisition Corp. (b)	6,749	11,473
Nordic American Tanker Shipping Ltd. (b)	50,952	704,157
Rex American Resources Corp. (a)(b)	34,257	1,729,979
Ship Finance International Ltd. (NY Shares) (b)	6,090	79,353
Western Refining, Inc.	96,973	2,586,270
		9,073,174

TOTAL ENERGY		14,652,395

FINANCIALS - 24.3%
Banks - 6.2%
Arrow Financial Corp.	1,358	35,539
Banc of California, Inc.	2,829	43,369
BancFirst Corp.	10,690	603,985
Banco Latinoamericano de Comercio Exterior SA Series E	7,186	153,565
BancorpSouth, Inc.	12,326	245,534
Banner Corp.	12,350	490,419
BB&T Corp.	79,952	2,571,256
Brookline Bancorp, Inc., Delaware	9,175	96,429
Centerstate Banks of Florida, Inc.	17,441	244,174
Central Pacific Financial Corp.	1,393	27,762
Chemical Financial Corp.	49,955	1,689,978
Community Trust Bancorp, Inc.	3,609	121,695
Fidelity Southern Corp.	22,998	344,740
First Bancorp, North Carolina	9,751	180,296
First Bancorp, Puerto Rico (a)(b)	152,663	409,137
First Busey Corp.	17,008	322,302
First Citizen Bancshares, Inc.	201	47,060
First Financial Corp., Indiana	631	20,791
First Interstate Bancsystem, Inc.	41,737	1,118,552
First Merchants Corp.	23,936	531,140
First Midwest Bancorp, Inc., Delaware	33,082	552,469
FirstMerit Corp.	28,313	555,784
Fulton Financial Corp.	266,127	3,355,861
German American Bancorp, Inc.	193	6,162
Great Southern Bancorp, Inc.	16,093	604,614
Great Western Bancorp, Inc.	58,664	1,443,721
Guaranty Bancorp	18,082	269,241
Heritage Commerce Corp.	5,031	46,939
Hilltop Holdings, Inc. (a)	131,432	2,192,286
IBERIABANK Corp.	13,718	654,074
International Bancshares Corp.	20,436	460,832
MainSource Financial Group, Inc.	3,178	65,785
Merchants Bancshares, Inc.	18,218	526,500
National Penn Bancshares, Inc.	948	10,551
Opus Bank	52,392	1,690,166
Peapack-Gladstone Financial Corp.	1,299	21,537
People's Utah Bancorp	762	11,582
Preferred Bank, Los Angeles	2,933	83,737
PrivateBancorp, Inc.	91,927	3,158,612
ServisFirst Bancshares, Inc.	12,297	449,455
Stonegate Bank	3,041	87,307
Texas Capital Bancshares, Inc. (a)	3,981	128,706
UMB Financial Corp.	12,057	592,119
Umpqua Holdings Corp.	217,077	3,264,838
Univest Corp. of Pennsylvania	8,042	153,522
Washington Trust Bancorp, Inc.	7,895	292,905
Wintrust Financial Corp.	64,796	2,753,830
		32,730,858
Capital Markets - 1.8%
Diamond Hill Investment Group, Inc.	3,461	584,909
Financial Engines, Inc. (b)	113,575	2,771,230
Greenhill & Co., Inc.	3,587	82,716
INTL FCStone, Inc. (a)	84,255	2,151,030
KCG Holdings, Inc. Class A (a)	54,993	581,276
Manning & Napier, Inc. Class A	13,456	92,308
Oppenheimer Holdings, Inc. Class A (non-vtg.)	18,923	267,950
Piper Jaffray Companies (a)	69,879	2,959,376
Vector Capital Corp. rights (a)	8,300	0
		9,490,795
Consumer Finance - 0.8%
Enova International, Inc. (a)	96,585	558,261
Nelnet, Inc. Class A	85,642	3,220,139
Regional Management Corp. (a)	11,981	183,309
World Acceptance Corp. (a)(b)	15,663	575,302
		4,537,011
Diversified Financial Services - 0.2%
Gain Capital Holdings, Inc.	52,323	378,295
Marlin Business Services Corp.	34,086	470,728
		849,023
Insurance - 3.9%
AMBAC Financial Group, Inc. (a)	1,169	17,851
Amerisafe, Inc.	31,307	1,612,311
EMC Insurance Group	5,364	129,165
Employers Holdings, Inc.	41,165	1,142,740
Federated National Holding Co.	97,690	2,334,791
HCI Group, Inc. (b)	55,517	1,950,867
Heritage Insurance Holdings, Inc.	137,740	2,688,685
Horace Mann Educators Corp.	62,198	1,916,320
Infinity Property & Casualty Corp.	4,334	324,010
James River Group Holdings Ltd.	15,491	452,802
National General Holdings Corp.	2,068	41,215
Navigators Group, Inc. (a)	7,408	599,900
Selective Insurance Group, Inc.	98,965	3,323,245
Stewart Information Services Corp.	3,943	133,076
United Insurance Holdings Corp.	97,119	1,894,792
Universal Insurance Holdings, Inc. (b)	110,913	2,165,022
		20,726,792
Real Estate Investment Trusts - 8.1%
American Capital Mortgage Investment Corp.	8,277	114,388
Anworth Mortgage Asset Corp.	175,283	823,830
Apollo Commercial Real Estate Finance, Inc.	131,471	2,031,227
Apollo Residential Mortgage, Inc.	39,760	512,904
Ashford Hospitality Trust, Inc.	293,701	1,624,167
Capstead Mortgage Corp. (b)	271,825	2,639,421
Colony Financial, Inc.	9,256	151,798
Colony Starwood Homes	13,013	285,765
Coresite Realty Corp. (b)	49,855	3,213,653
CubeSmart	28,792	860,881
DCT Industrial Trust, Inc.	6,588	238,420
Easterly Government Properties, Inc.	2,368	40,493
Extra Space Storage, Inc.	30,363	2,494,320
First Industrial Realty Trust, Inc.	21,169	455,557
Gyrodyne LLC (a)	340	9,846
Hatteras Financial Corp.	11,808	162,360
InfraReit, Inc.	13,530	285,754
iStar Financial, Inc. (a)	25,213	213,302
LTC Properties, Inc.	2,476	110,033
Mack-Cali Realty Corp.	6,050	120,395
MFA Financial, Inc.	413,248	2,814,219
Monogram Residential Trust, Inc. (b)	62,737	569,652
New Residential Investment Corp.	266,543	3,121,219
New York (REIT), Inc.	19,445	186,672
PS Business Parks, Inc.	26,640	2,445,818
Redwood Trust, Inc. (b)	30,115	358,067
RLJ Lodging Trust	170,828	3,582,263
Ryman Hospitality Properties, Inc.	69,537	3,328,736
Sabra Health Care REIT, Inc.	14,646	291,675
Sovran Self Storage, Inc. (b)	35,759	3,806,188
Sunstone Hotel Investors, Inc.	149,076	1,923,080
The GEO Group, Inc.	105,083	3,051,610
Xenia Hotels & Resorts, Inc.	80,839	1,238,453
		43,106,166
Real Estate Management & Development - 0.4%
Altisource Portfolio Solutions SA (a)(b)	34,064	911,553
Marcus & Millichap, Inc. (a)	29,909	666,672
RE/MAX Holdings, Inc.	8,276	265,329
The RMR Group, Inc. (a)	10,613	239,429
		2,082,983
Thrifts & Mortgage Finance - 2.9%
BofI Holding, Inc. (a)(b)	153,037	2,835,776
Charter Financial Corp.	629	8,624
Dime Community Bancshares, Inc.	52,829	899,678
Essent Group Ltd. (a)	78,379	1,508,796
EverBank Financial Corp.	32,539	423,658
Farmer Mac Class C (non-vtg.)	954	30,957
First Defiance Financial Corp.	9,760	382,494
Flagstar Bancorp, Inc. (a)	2,213	42,490
Hingham Institution for Savings	918	107,819
Lendingtree, Inc. (a)(b)	35,428	3,130,772
Northwest Bancshares, Inc.	196,887	2,478,807
OceanFirst Financial Corp.	1,517	25,774
Walker & Dunlop, Inc. (a)	42,390	980,057
Waterstone Financial, Inc.	23,568	332,780
WSFS Financial Corp.	65,840	1,994,952
		15,183,434

TOTAL FINANCIALS		128,707,062

HEALTH CARE - 15.5%
Biotechnology - 2.9%
ACADIA Pharmaceuticals, Inc. (a)(b)	14,816	255,724
Achillion Pharmaceuticals, Inc. (a)	4,804	35,502
Acorda Therapeutics, Inc. (a)(b)	21,931	717,363
Alexion Pharmaceuticals, Inc. (a)	2,737	385,370
AMAG Pharmaceuticals, Inc. (a)	22,833	600,051
Anacor Pharmaceuticals, Inc. (a)	10,098	644,050
Applied Genetic Technologies Corp. (a)	21,501	285,318
ARIAD Pharmaceuticals, Inc. (a)	8,253	45,061
Cepheid, Inc. (a)	25,714	763,192
Concert Pharmaceuticals, Inc. (a)	22,901	294,507
Cytokinetics, Inc. (a)(b)	38,929	245,253
CytomX Therapeutics, Inc. (a)(b)	5,184	66,874
Dyax Corp. rights 12/31/19 (a)	29,085	67,768
Eagle Pharmaceuticals, Inc. (a)(b)	7,322	464,142
Emergent BioSolutions, Inc. (a)(b)	17,920	606,234
Enanta Pharmaceuticals, Inc. (a)(b)	16,571	470,451
Exelixis, Inc. (a)(b)	9,375	34,125
FibroGen, Inc. (a)	19,224	333,152
Five Prime Therapeutics, Inc. (a)	15,642	509,460
Genomic Health, Inc. (a)	10,159	258,343
Halozyme Therapeutics, Inc. (a)	4,734	38,487
Ironwood Pharmaceuticals, Inc. Class A (a)	15,878	153,223
Kite Pharma, Inc. (a)(b)	5,569	249,046
Ligand Pharmaceuticals, Inc. Class B (a)(b)	8,743	806,804
MiMedx Group, Inc. (a)(b)	71,749	590,494
Myriad Genetics, Inc. (a)(b)	30,925	1,082,375
Neurocrine Biosciences, Inc. (a)	22,313	820,672
NewLink Genetics Corp. (a)(b)	19,183	403,610
Novavax, Inc. (a)(b)	35,306	153,934
Ophthotech Corp. (a)(b)	11,658	525,076
PDL BioPharma, Inc.	142,906	430,147
Pfenex, Inc. (a)	14,404	102,845
Portola Pharmaceuticals, Inc. (a)(b)	7,692	216,684
Progenics Pharmaceuticals, Inc. (a)(b)	21,743	95,887
Prothena Corp. PLC (a)	4,057	129,175
Repligen Corp. (a)(b)	13,882	357,184
Retrophin, Inc. (a)	29,644	421,834
Rigel Pharmaceuticals, Inc. (a)	106,572	241,918
TESARO, Inc. (a)	1,732	70,077
Tobira Therapeutics, Inc. (a)(b)	8,463	59,918
Trevena, Inc. (a)	37,575	314,503
Ultragenyx Pharmaceutical, Inc. (a)	8,893	542,384
Vanda Pharmaceuticals, Inc. (a)(b)	27,277	214,124
Voyager Therapeutics, Inc. (a)(b)	3,928	37,591
ZIOPHARM Oncology, Inc. (a)	6,031	47,404
		15,187,336
Health Care Equipment & Supplies - 4.2%
Abiomed, Inc. (a)	13,012	1,041,090
Atrion Corp.	185	69,514
Cantel Medical Corp.	53,908	3,430,166
Cryolife, Inc.	7,314	78,333
Exactech, Inc. (a)	20,973	391,146
Greatbatch, Inc. (a)	66,073	2,497,559
ICU Medical, Inc. (a)	8,561	786,756
Inogen, Inc. (a)(b)	24,760	846,297
LivaNova PLC (a)(b)	51,575	2,910,893
Masimo Corp. (a)	82,211	3,110,864
Meridian Bioscience, Inc.	37,428	754,174
Merit Medical Systems, Inc. (a)	102,709	1,931,956
Natus Medical, Inc. (a)	38,578	1,401,153
NuVasive, Inc. (a)	11,471	479,488
OraSure Technologies, Inc. (a)	5,485	36,804
Steris PLC	20,711	1,332,132
SurModics, Inc. (a)	32,583	607,999
Symmetry Surgical, Inc. (a)	9,315	88,865
Vascular Solutions, Inc. (a)	7,253	218,025
West Pharmaceutical Services, Inc.	265	16,435
		22,029,649
Health Care Providers & Services - 5.7%
Air Methods Corp. (a)	5,004	181,795
Alliance Healthcare Services, Inc. (a)	60,188	430,344
AMN Healthcare Services, Inc. (a)	3,128	88,929
AmSurg Corp. (a)	12,826	872,809
Centene Corp. (a)(b)	45,509	2,592,193
Chemed Corp.	22,156	2,847,046
Corvel Corp. (a)	20,449	848,429
HealthSouth Corp.	16,410	578,124
Magellan Health Services, Inc. (a)	54,036	3,403,457
Molina Healthcare, Inc. (a)(b)	58,264	3,614,699
National Healthcare Corp.	12,786	819,966
Owens & Minor, Inc.	42,831	1,687,970
PharMerica Corp. (a)	70,938	1,639,377
Select Medical Holdings Corp. (b)	109,218	1,069,244
Surgical Care Affiliates, Inc. (a)	68,295	2,767,996
Team Health Holdings, Inc. (a)	37,648	1,677,971
Triple-S Management Corp. (a)(b)	64,328	1,686,680
Wellcare Health Plans, Inc. (a)	40,292	3,621,042
		30,428,071
Health Care Technology - 1.3%
Computer Programs & Systems, Inc. (b)	20,791	1,178,018
HMS Holdings Corp. (a)	47,386	624,074
Omnicell, Inc. (a)	65,724	1,798,866
Quality Systems, Inc.	194,900	3,030,695
		6,631,653
Life Sciences Tools & Services - 0.6%
Cambrex Corp. (a)	17,537	676,402
INC Research Holdings, Inc. Class A (a)	11,311	448,820
Luminex Corp. (a)(b)	28,623	534,678
PAREXEL International Corp. (a)	23,100	1,355,739
PRA Health Sciences, Inc. (a)(b)	9,452	408,043
		3,423,682
Pharmaceuticals - 0.8%
Catalent, Inc. (a)	18,261	443,194
DepoMed, Inc. (a)	4,587	70,089
Impax Laboratories, Inc. (a)	17,291	565,243
Innoviva, Inc. (b)	1,685	19,748
Intra-Cellular Therapies, Inc. (a)	563	15,832
Lannett Co., Inc. (a)(b)	18,550	466,718
Nektar Therapeutics (a)(b)	21,845	244,009
Pacira Pharmaceuticals, Inc. (a)(b)	7,800	405,678
Prestige Brands Holdings, Inc. (a)	23,000	1,124,700
Sucampo Pharmaceuticals, Inc. Class A (a)	29,754	391,265
The Medicines Company (a)(b)	14,560	468,250
TherapeuticsMD, Inc. (a)(b)	6,066	37,063
		4,251,789

TOTAL HEALTH CARE		81,952,180

INDUSTRIALS - 10.5%
Aerospace & Defense - 1.7%
Astronics Corp. (a)	69,111	2,198,421
Astronics Corp. Class B	8,594	266,414
Curtiss-Wright Corp.	44,632	3,150,573
Moog, Inc. Class A (a)	61,719	2,665,026
Teledyne Technologies, Inc. (a)	8,955	762,787
		9,043,221
Air Freight & Logistics - 0.4%
Atlas Air Worldwide Holdings, Inc. (a)(b)	65,791	2,382,292
Airlines - 1.1%
Hawaiian Holdings, Inc. (a)	82,317	3,541,277
JetBlue Airways Corp. (a)	114,273	2,514,006
		6,055,283
Building Products - 0.4%
American Woodmark Corp. (a)	16,913	1,154,989
Insteel Industries, Inc.	2,319	60,711
Universal Forest Products, Inc.	9,226	707,819
		1,923,519
Commercial Services & Supplies - 2.1%
ACCO Brands Corp. (a)	18,094	132,267
ARC Document Solutions, Inc. (a)	24,813	86,846
Deluxe Corp.	64,150	3,682,852
Ennis, Inc.	26,038	513,990
G&K Services, Inc. Class A	4,635	307,301
Herman Miller, Inc.	47,340	1,235,101
Kimball International, Inc. Class B	130,462	1,373,765
Steelcase, Inc. Class A	60,712	758,293
Tetra Tech, Inc.	7,264	199,978
UniFirst Corp.	24,894	2,624,077
		10,914,470
Construction & Engineering - 0.5%
Argan, Inc.	87,853	2,835,016
EMCOR Group, Inc.	2,118	97,153
		2,932,169
Electrical Equipment - 0.1%
Allied Motion Technologies, Inc.	12,121	223,754
EnerSys	4,213	216,380
		440,134
Machinery - 1.4%
Alamo Group, Inc.	7,951	412,577
Briggs & Stratton Corp.	6,752	143,615
Federal Signal Corp.	30,779	365,039
FreightCar America, Inc.	2,647	39,361
Global Brass & Copper Holdings, Inc.	25,384	559,463
Hurco Companies, Inc.	15,053	390,625
Hyster-Yale Materials Handling Class A	24,892	1,471,615
Kadant, Inc.	23,785	907,873
TriMas Corp. (a)	3,078	50,910
Wabash National Corp. (a)(b)	251,825	2,953,907
		7,294,985
Marine - 0.6%
Matson, Inc.	75,445	3,024,590
Professional Services - 1.9%
Acacia Research Corp.	2,531	7,998
CRA International, Inc. (a)	2,114	41,688
Heidrick & Struggles International, Inc.	2,079	48,836
Insperity, Inc. (b)	63,681	3,024,211
Kforce, Inc.	11,254	179,389
Korn/Ferry International	100,879	2,866,981
Resources Connection, Inc.	91,997	1,275,998
RPX Corp. (a)	265,688	2,632,968
TrueBlue, Inc. (a)	4,010	92,030
		10,170,099
Road & Rail - 0.3%
ArcBest Corp.	69,577	1,361,622
Saia, Inc. (a)	3,595	94,369
		1,455,991
Trading Companies & Distributors - 0.0%
Kaman Corp.	1,681	73,863

TOTAL INDUSTRIALS		55,710,616

INFORMATION TECHNOLOGY - 19.2%
Communications Equipment - 1.6%
Bel Fuse, Inc. Class B (non-vtg.)	3,822	56,757
Black Box Corp.	38,159	505,607
Communications Systems, Inc.	7,450	50,362
Comtech Telecommunications Corp.	31,754	652,545
Digi International, Inc. (a)	32,705	277,665
Extreme Networks, Inc. (a)	36,746	103,624
InterDigital, Inc.	12,518	622,520
Ixia (a)	787	8,980
NETGEAR, Inc. (a)	55,411	2,189,289
Plantronics, Inc.	35,124	1,317,150
Polycom, Inc. (a)	245,485	2,555,499
		8,339,998
Electronic Equipment & Components - 5.7%
Anixter International, Inc. (a)	7,485	320,583
Belden, Inc.	4,519	247,506
Benchmark Electronics, Inc. (a)	140,860	3,049,619
Coherent, Inc. (a)	34,477	2,916,754
ePlus, Inc. (a)	8,206	616,189
II-VI, Inc. (a)	12,393	272,026
Insight Enterprises, Inc. (a)	8,577	223,860
KEMET Corp. (a)	9,724	17,892
Kimball Electronics, Inc. (a)	113,264	1,293,475
Mercury Systems, Inc. (a)	11,273	184,201
Methode Electronics, Inc. Class A	90,763	2,593,099
MTS Systems Corp.	880	48,356
Multi-Fineline Electronix, Inc. (a)	4,190	94,568
PC Connection, Inc.	8,616	213,418
Plexus Corp. (a)	23,746	864,117
QLogic Corp. (a)	245,007	3,158,140
Rofin-Sinar Technologies, Inc. (a)(b)	13,037	291,247
Sanmina Corp. (a)	160,394	3,304,116
ScanSource, Inc. (a)	77,117	2,883,405
SYNNEX Corp.	39,661	3,729,324
Tech Data Corp. (a)	51,533	3,628,439
		29,950,334
Internet Software & Services - 1.0%
Bankrate, Inc. (a)	18,940	145,080
DHI Group, Inc. (a)	4,507	35,064
EarthLink Holdings Corp.	68,763	387,823
Global Sources Ltd. (a)(b)	57,052	425,608
RetailMeNot, Inc. (a)	185,452	1,498,452
United Online, Inc. (a)	89,386	1,100,342
WebMD Health Corp. (a)	29,338	1,627,085
		5,219,454
IT Services - 4.2%
CACI International, Inc. Class A (a)	10,356	1,000,597
Cardtronics, Inc. (a)(b)	50,670	1,708,592
Computer Task Group, Inc.	15,595	73,764
Convergys Corp. (b)	55,577	1,432,775
CSG Systems International, Inc.	80,327	3,049,213
EVERTEC, Inc.	19,063	226,850
ExlService Holdings, Inc. (a)	15,975	752,263
Hackett Group, Inc.	12,048	167,467
Heartland Payment Systems, Inc.	5,380	503,138
Higher One Holdings, Inc. (a)	57,178	245,865
Jack Henry & Associates, Inc.	33,295	2,738,181
ManTech International Corp. Class A	4,546	132,425
Maximus, Inc.	56,246	2,765,616
NCI, Inc. Class A	18,628	278,302
Neustar, Inc. Class A (a)(b)	128,893	3,205,569
Science Applications International Corp.	11,452	511,332
Sykes Enterprises, Inc. (a)	77,640	2,365,691
Syntel, Inc. (a)	28,310	1,294,333
		22,451,973
Semiconductors & Semiconductor Equipment - 4.3%
Alpha & Omega Semiconductor Ltd. (a)	2,177	25,754
Cabot Microelectronics Corp.	69,930	2,689,508
Cirrus Logic, Inc. (a)	99,804	3,516,095
Fairchild Semiconductor International, Inc. (a)	7,773	155,926
FormFactor, Inc. (a)	18,266	138,822
Integrated Device Technology, Inc. (a)	192,205	3,732,621
IXYS Corp.	66,420	749,218
MaxLinear, Inc. Class A (a)	23,685	381,092
Microsemi Corp. (a)(b)	19,563	677,467
MKS Instruments, Inc.	86,543	2,847,265
NeoPhotonics Corp. (a)	150,322	1,647,529
Photronics, Inc. (a)	237,026	2,410,554
Rudolph Technologies, Inc. (a)	21,074	273,119
Silicon Laboratories, Inc. (a)	2,382	98,258
Synaptics, Inc. (a)	4,038	327,926
Tessera Technologies, Inc.	109,213	3,219,599
		22,890,753
Software - 1.9%
Aspen Technology, Inc. (a)	108,630	3,581,531
Fleetmatics Group PLC (a)(b)	2,400	86,664
Gigamon, Inc. (a)	16,184	442,956
MicroStrategy, Inc. Class A (a)	9,170	1,475,361
Monotype Imaging Holdings, Inc.	34,294	814,140
Pegasystems, Inc.	19,896	484,468
Progress Software Corp. (a)	68,840	1,736,145
QAD, Inc. Class B	4,123	67,988
Qualys, Inc. (a)	5,595	139,707
RealPage, Inc. (a)	4,612	92,471
Synchronoss Technologies, Inc. (a)	45,216	1,266,500
Zix Corp. (a)	6,899	27,527
		10,215,458
Technology Hardware, Storage & Peripherals - 0.5%
Super Micro Computer, Inc. (a)(b)	79,368	2,577,079

TOTAL INFORMATION TECHNOLOGY		101,645,049

MATERIALS - 1.9%
Chemicals - 0.9%
Chemtura Corp. (a)	11,728	295,897
FutureFuel Corp.	145,782	1,868,925
Innophos Holdings, Inc.	15,572	451,277
Kraton Performance Polymers, Inc. (a)	23,826	409,092
Minerals Technologies, Inc.	34,900	1,773,618
		4,798,809
Construction Materials - 0.0%
United States Lime & Minerals, Inc.	1,710	90,938
Containers & Packaging - 0.3%
AEP Industries, Inc.	22,694	1,786,245
Metals & Mining - 0.3%
Commercial Metals Co.	79,253	1,164,227
SunCoke Energy, Inc.	7,905	37,391
Worthington Industries, Inc.	2,219	69,033
		1,270,651
Paper & Forest Products - 0.4%
Schweitzer-Mauduit International, Inc.	74,493	2,251,178

TOTAL MATERIALS		10,197,821

TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.2%
Atlantic Tele-Network, Inc.	24,575	1,767,926
FairPoint Communications, Inc. (a)	1,223	18,382
IDT Corp. Class B	77,773	1,013,382
Inteliquent, Inc.	159,827	2,720,256
Vonage Holdings Corp. (a)	128,383	689,417
		6,209,363
Wireless Telecommunication Services - 0.1%
Shenandoah Telecommunications Co.	13,518	326,595
Spok Holdings, Inc.	14,103	249,905
		576,500

TOTAL TELECOMMUNICATION SERVICES		6,785,863

UTILITIES - 2.7%
Electric Utilities - 0.6%
Allete, Inc.	24,216	1,283,932
Cleco Corp.	7,302	335,235
IDACORP, Inc.	15,957	1,132,309
PNM Resources, Inc.	4,756	151,812
Portland General Electric Co.	5,798	220,614
		3,123,902
Gas Utilities - 1.1%
New Jersey Resources Corp.	21,983	761,051
ONE Gas, Inc.	61,018	3,537,824
Piedmont Natural Gas Co., Inc.	17,266	1,025,773
Southwest Gas Corp.	5,820	355,020
		5,679,668
Multi-Utilities - 0.4%
Avangrid, Inc.	55,306	2,145,320
Water Utilities - 0.6%
American States Water Co.	68,323	2,897,578
Middlesex Water Co.	4,365	122,307
		3,019,885

TOTAL UTILITIES		13,968,775

TOTAL COMMON STOCKS
(Cost $514,969,504)		517,537,858
	Principal Amount	Value

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.37% to 0.39% 5/26/16 (c)
(Cost $1,498,651)	1,500,000	1,498,845
	Shares	Value

Money Market Funds - 17.1%
Dreyfus Cash Management Institutional Shares, 0.10% (d)	8,704,912	$8,704,900
Fidelity Securities Lending Cash Central Fund, 0.44% (e)(f)	81,571,882	81,571,882
TOTAL MONEY MARKET FUNDS
(Cost $90,276,789)		90,276,782
TOTAL INVESTMENT PORTFOLIO - 115.2%
(Cost $606,744,944)		609,313,485
NET OTHER ASSETS (LIABILITIES) - (15.2)%		(80,304,183)
NET ASSETS - 100%		$529,009,302

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
109 ICE Russell 2000 Index Contracts (United States)	March 2016	11,245,530	$(81,721)

The face value of futures purchased as a percentage of Net Assets is 2.1%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $567,563.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

 (e) Investment made with cash collateral received from securities on loan.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$782,021

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$75,284,137	$75,284,137	$--	$--
Consumer Staples	28,633,960	28,633,960	--	--
Energy	14,652,395	14,652,395	--	--
Financials	128,707,062	128,707,062	--	--
Health Care	81,952,180	81,884,412	--	67,768
Industrials	55,710,616	55,710,616	--	--
Information Technology	101,645,049	101,645,049	--	--
Materials	10,197,821	10,197,821	--	--
Telecommunication Services	6,785,863	6,785,863	--	--
Utilities	13,968,775	13,968,775	--	--
U.S. Government and Government Agency Obligations	1,498,845	--	1,498,845	--
Money Market Funds	90,276,782	90,276,782	--	--
Total Investments in Securities:	$609,313,485	$607,746,872	$1,498,845	$67,768
Derivative Instruments:
Liabilities
Futures Contracts	$(81,721)	$(81,721)	$--	$--
Total Liabilities	$(81,721)	$(81,721)	$--	$--
Total Derivative Instruments:	$(81,721)	$(81,721)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(81,721)
Total Equity Risk	0	(81,721)
Total Value of Derivatives	$0	$(81,721)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Small Cap Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $78,984,871) — See accompanying schedule: Unaffiliated issuers (cost $525,173,062)	$527,741,603
Fidelity Central Funds (cost $81,571,882)	81,571,882
Total Investments (cost $606,744,944)		$609,313,485
Cash		334,594
Receivable for investments sold		6,972,797
Receivable for fund shares sold		668,450
Dividends receivable		417,798
Interest receivable		2,516
Distributions receivable from Fidelity Central Funds		102,151
Other receivables		289
Total assets		617,812,080
Liabilities
Payable for investments purchased	$6,338,182
Payable for fund shares redeemed	571,889
Accrued management fee	219,891
Payable for daily variation margin for derivative instruments	37,504
Other affiliated payables	63,430
Collateral on securities loaned, at value	81,571,882
Total liabilities		88,802,778
Net Assets		$529,009,302
Net Assets consist of:
Paid in capital		$543,406,781
Undistributed net investment income		454
Accumulated undistributed net realized gain (loss) on investments		(16,884,753)
Net unrealized appreciation (depreciation) on investments		2,486,820
Net Assets, for 48,142,482 shares outstanding		$529,009,302
Net Asset Value, offering price and redemption price per share ($529,009,302 ÷ 48,142,482 shares)		$10.99

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$7,663,066
Interest		15,718
Income from Fidelity Central Funds (including $782,021 from security lending)		782,021
Total income		8,460,805
Expenses
Management fee	$2,801,067
Transfer agent fees	808,581
Independent trustees' compensation	2,178
Miscellaneous	744
Total expenses before reductions	3,612,570
Expense reductions	(213)	3,612,357
Net investment income (loss)		4,848,448
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,672,421
Futures contracts	(2,289,456)
Total net realized gain (loss)		4,382,965
Change in net unrealized appreciation (depreciation) on: Investment securities	(75,597,446)
Futures contracts	(1,222,722)
Total change in net unrealized appreciation (depreciation)		(76,820,168)
Net gain (loss)		(72,437,203)
Net increase (decrease) in net assets resulting from operations		$(67,588,755)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,848,448	$2,600,051
Net realized gain (loss)	4,382,965	18,844,826
Change in net unrealized appreciation (depreciation)	(76,820,168)	17,743,442
Net increase (decrease) in net assets resulting from operations	(67,588,755)	39,188,319
Distributions to shareholders from net investment income	(4,016,522)	(1,928,427)
Distributions to shareholders from net realized gain	(24,264,444)	(24,849,514)
Total distributions	(28,280,966)	(26,777,941)
Share transactions
Proceeds from sales of shares	247,736,855	152,765,894
Reinvestment of distributions	27,163,046	25,817,637
Cost of shares redeemed	(123,045,531)	(133,500,842)
Net increase (decrease) in net assets resulting from share transactions	151,854,370	45,082,689
Redemption fees	109,416	77,956
Total increase (decrease) in net assets	56,094,065	57,571,023
Net Assets
Beginning of period	472,915,237	415,344,214
End of period (including undistributed net investment income of $454 and undistributed net investment income of $553,011, respectively)	$529,009,302	$472,915,237
Other Information
Shares
Sold	19,800,031	12,334,842
Issued in reinvestment of distributions	2,244,291	2,171,867
Redeemed	(10,146,784)	(10,864,622)
Net increase (decrease)	11,897,538	3,642,087

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Enhanced Index Fund

Years ended February 28,	2016A	2015	2014	2013	2012A
Selected Per–Share Data
Net asset value, beginning of period	$13.05	$12.74	$10.56	$9.81	$10.72
Income from Investment Operations
Net investment income (loss)B	.11	.08	.08	.20	.07
Net realized and unrealized gain (loss)	(1.52)	1.04	2.91	1.30	.14
Total from investment operations	(1.41)	1.12	2.99	1.50	.21
Distributions from net investment income	(.09)	(.06)	(.07)	(.20)	(.06)
Distributions from net realized gain	(.56)	(.75)	(.75)	(.55)	(1.08)
Total distributions	(.65)	(.81)	(.82)	(.75)	(1.13)C
Redemption fees added to paid in capitalB	–D	–D	.01	–D	.01
Net asset value, end of period	$10.99	$13.05	$12.74	$10.56	$9.81
Total ReturnE	(11.20)%	9.53%	29.35%	16.15%	2.87%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.67%	.67%	.67%	.67%
Expenses net of fee waivers, if any	.67%	.67%	.67%	.67%	.67%
Expenses net of all reductions	.67%	.67%	.67%	.67%	.67%
Net investment income (loss)	.90%	.63%	.70%	2.02%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$529,009	$472,915	$415,344	$157,567	$121,874
Portfolio turnover rateH	87%	99%	107%	106%	79%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.13 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $1.075 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® International Enhanced Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® International Enhanced Index Fund	(13.71)%	1.55%	(1.24)%

 A From December 20, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Enhanced Index Fund on December 20, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$9,027	Fidelity® International Enhanced Index Fund
$9,142	MSCI EAFE Index

Fidelity® International Enhanced Index Fund

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a setback for the year ending February 29, 2016, held back by a collapse in commodity prices that affected resources-related sectors and geographies in particular. The non-U.S. developed-markets MSCI EAFE Index returned -15.04% for the 12 months, hurt also by concerns about global economic growth. Stocks in developing markets fell further, with the MSCI Emerging Markets Index returning -23.13%. Commodity producers were pressured for much of the year, largely related to economic deceleration in China, the world’s second-largest economy and a leading consumer of raw materials. Effects were exacerbated by U.S. dollar strength relative to global currencies, weighing on commodities priced in dollars and acutely affecting the equity returns of resources-related areas. Among regions within the MSCI EAFE Index, net energy consumer Japan (-10%) fared best; Asia Pacific ex Japan (-19%), worst. At the country level, only Denmark (+5%) and Israel (+3%) managed a gain, with several notching declines of greater than 20%. As for sectors, consumer staples (-2%) and telecommunication services (-6%) lost the least, whereas materials (-29%), financials (-22%) and energy (-21%) lost the most. Among emerging-markets countries, Hungary (+27%) proved the sole gainer. Meanwhile, Greece (-68%), Brazil (-40%), China (-29%) and India (-26%) headed the market’s broad-based decline.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  In a challenging environment for global stocks, the fund returned -13.71%, outpacing the -15.04% return of the MSCI EAFE Index. Relative to the index, the fund was helped the most by good security selection, especially in the consumer discretionary sector. Positioning in the materials and financials sectors also added value. In contrast, stock picking in information technology detracted from results. By region, stock picking was strongest in continental Europe. The fund also benefited from a small average overweighting to stocks from the Europe ex U.K. region, the index’s largest allocation. Security selection also was favorable in the U.K. and, to a lesser extent, Japan. Selection effects also proved modestly positive in the Asia Pacific ex Japan region, although Hong Kong detracted from performance there, as did unfavorable currency movements that weighed on results for U.S. investors in foreign securities. (The fund may use fair-value pricing techniques to better reflect the value of foreign securities whose prices may be stale due to differences in market-closure times and dates around the world. Fair-value pricing is an adjustment process that attempts to best represent the value of fund holdings as of the close of trading in U.S. markets, accounting for any major changes occurring after the close of foreign markets. The MSCI EAFE does not engage in fair-value pricing; differences between fund and index pricing methodologies may cause short-term discrepancies in performance, which tend to smooth out over time.) On an individual basis, the biggest relative contributor was Vestas Wind Systems, a Danish provider of wind power systems. Strong demand for its products enabled Vestas to produce record earnings and revenue in 2015 and announce a dividend increase for shareholders, benefiting its share price. Tokyo Electric Power was another source of strength. This Japanese utility company benefited from favorable regulatory changes in its home market and higher earnings resulting from low commodity prices. Our investment in French electric utility Electricite de France, however, returned roughly -55%. Investors were worried about the financial impact of the company’s plans to build two new nuclear reactors amid collapsing electricity prices in Europe. Our models continued to find the stock attractive, however, leading us to increase our stake in the stock for the period. Other detractors included overweightings in Danish shipping and transportation company AP Moller-Maersk and London-based Fiat Chrysler Automobiles, as well as our investment in U.K.-based bank Barclays. We also were hurt by underweighting Germany-based business software provider SAP.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® International Enhanced Index Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of February 29, 2016
Japan	23.5%
United Kingdom	17.5%
Switzerland	9.7%
France	8.9%
Germany	8.0%
Australia	5.9%
Netherlands	5.5%
Hong Kong	2.9%
Sweden	2.4%
Other*	15.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of August 31, 2015
Japan	23.4%
United Kingdom	18.3%
France	10.1%
Switzerland	9.4%
Germany	7.6%
Netherlands	5.6%
Australia	5.1%
Hong Kong	3.0%
Spain	2.9%
Other*	14.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	99.9	99.9
Short-Term Investments and Net Other Assets (Liabilities)	0.1	0.1

Top Ten Stocks as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.4	1.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.1	2.0
Novartis AG (Switzerland, Pharmaceuticals)	1.9	2.3
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.4	1.3
Sanofi SA (France, Pharmaceuticals)	1.3	1.4
Siemens AG (Germany, Industrial Conglomerates)	1.1	0.8
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.1	1.2
HSBC Holdings PLC (United Kingdom, Banks)	1.1	1.4
Unilever NV (Certification Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.0	1.0
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	1.0	0.0
	14.4

Market Sectors as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.6	23.8
Health Care	13.4	13.5
Consumer Discretionary	12.8	14.4
Consumer Staples	12.8	10.7
Industrials	11.9	11.7
Information Technology	6.4	4.7
Telecommunication Services	6.2	6.1
Utilities	4.6	4.7
Materials	4.4	4.9
Energy	3.5	3.7

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® International Enhanced Index Fund

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Australia - 5.9%
Aurizon Holdings Ltd.	61,899	$179,814
Australia & New Zealand Banking Group Ltd.	82,628	1,318,190
BHP Billiton Ltd.	9,080	102,381
Cimic Group Ltd.	11,301	254,566
Cochlear Ltd.	1,372	100,365
Commonwealth Bank of Australia	9,131	457,120
CSL Ltd.	16,005	1,173,429
Flight Centre Travel Group Ltd.	6,976	206,136
Goodman Group unit	97,869	453,352
Harvey Norman Holdings Ltd.	218,205	744,455
Mirvac Group unit	116,119	151,670
National Australia Bank Ltd.	12,550	215,863
Qantas Airways Ltd.	272,179	749,874
Rio Tinto Ltd.	12,645	363,542
Sonic Healthcare Ltd.	35,169	462,035
Telstra Corp. Ltd.	233,453	872,672
The Star Entertainment Group Ltd.	19,062	71,021
Westpac Banking Corp.	8,362	171,026
Woodside Petroleum Ltd.	44,334	802,160
Woolworths Ltd.	7,763	126,885

TOTAL AUSTRALIA		8,976,556

Bailiwick of Jersey - 0.3%
WPP PLC	23,871	502,781
Belgium - 0.9%
Anheuser-Busch InBev SA NV	11,199	1,252,907
Groupe Bruxelles Lambert SA	2,244	171,905

TOTAL BELGIUM		1,424,812

Bermuda - 0.4%
Kerry Properties Ltd.	256,000	600,994
Cayman Islands - 0.9%
Cheung Kong Property Holdings Ltd.	83,500	427,266
CK Hutchison Holdings Ltd.	73,024	882,047

TOTAL CAYMAN ISLANDS		1,309,313

Denmark - 2.2%
A.P. Moller - Maersk A/S Series B	175	229,986
Danske Bank A/S	1,484	40,602
Novo Nordisk A/S Series B	40,980	2,109,842
Vestas Wind Systems A/S	14,480	981,333

TOTAL DENMARK		3,361,763

Finland - 1.0%
Neste Oyj	21,000	660,445
Orion Oyj (B Shares)	24,140	819,334
Sampo Oyj (A Shares)	987	44,537

TOTAL FINLAND		1,524,316

France - 8.9%
AXA SA	36,020	791,955
BNP Paribas SA	9,277	433,955
Christian Dior SA	3,855	680,841
CNP Assurances	6,319	93,763
Credit Agricole SA	37,962	396,741
EDF SA	55,950	591,914
Engie	5,669	88,096
Eurazeo SA	4,437	260,357
L'Oreal SA	7,618	1,282,186
LVMH Moet Hennessy - Louis Vuitton SA	2,216	368,160
Orange SA	3,240	56,118
Peugeot Citroen SA (a)	57,506	868,304
Renault SA	11,436	1,046,757
Safran SA	4,741	295,576
Sanofi SA	25,233	1,999,419
Societe Generale Series A	2,927	102,799
Total SA	33,665	1,508,880
Unibail-Rodamco	2,181	545,105
Valeo SA	6,861	953,866
VINCI SA	17,176	1,192,471

TOTAL FRANCE		13,557,263

Germany - 7.2%
Allianz SE	7,598	1,126,989
BASF AG	18,879	1,224,076
Bayer AG	5,580	578,467
Commerzbank AG	30,353	247,613
Continental AG	2,732	548,632
Daimler AG (Germany)	8,956	614,770
Deutsche Bank AG	5,423	94,302
Deutsche Boerse AG	1,722	141,581
Deutsche Telekom AG	11,294	188,915
Fresenius SE & Co. KGaA	13,062	865,074
Merck KGaA	1,229	104,832
Metro AG	26,939	665,090
Muenchener Rueckversicherungs AG	3,071	606,520
OSRAM Licht AG	16,709	784,514
ProSiebenSat.1 Media AG	17,851	918,043
RWE AG	25,789	292,231
SAP AG	3,562	268,587
Siemens AG	18,589	1,718,454

TOTAL GERMANY		10,988,690

Hong Kong - 2.9%
AIA Group Ltd.	16,800	85,749
Hang Lung Properties Ltd.	97,000	170,104
Hysan Development Co. Ltd.	111,005	439,564
Link (REIT)	164,000	924,576
New World Development Co. Ltd.	177,466	148,762
PCCW Ltd.	621,000	394,410
Sino Land Ltd.	208,111	288,967
Sun Hung Kai Properties Ltd.	24,000	269,048
Wharf Holdings Ltd.	171,000	858,512
Wheelock and Co. Ltd.	209,000	824,924

TOTAL HONG KONG		4,404,616

Israel - 0.5%
Check Point Software Technologies Ltd. (a)(b)	10,094	838,509
Italy - 2.4%
Atlantia SpA	33,946	842,331
Enel SpA	275,885	1,102,557
EXOR SpA	6,241	207,141
Intesa Sanpaolo SpA	98,574	248,985
Mediobanca SpA	37,435	254,930
Snam Rete Gas SpA	114,186	618,353
Terna SpA	69,342	362,383
UniCredit SpA	5,569	20,816

TOTAL ITALY		3,657,496

Japan - 23.5%
Alps Electric Co. Ltd.	9,200	150,977
Amada Holdings Co. Ltd.	80,600	747,226
Asahi Kasei Corp.	124,000	701,705
Astellas Pharma, Inc.	65,900	948,161
Canon, Inc.	34,000	958,275
Central Japan Railway Co.	5,900	1,055,609
Chubu Electric Power Co., Inc.	58,100	765,904
Dai-ichi Mutual Life Insurance Co.	29,700	359,494
Dainippon Sumitomo Pharma Co. Ltd.	6,400	72,588
Fuji Heavy Industries Ltd.	27,200	889,898
Fujifilm Holdings Corp.	2,400	89,953
Fujitsu Ltd.	156,000	570,729
Hitachi Chemical Co. Ltd.	5,500	89,506
Hitachi High-Technologies Corp.	18,600	494,133
Honda Motor Co. Ltd.	11,700	300,911
Hoya Corp.	25,300	914,261
Iida Group Holdings Co. Ltd.	45,400	830,975
Isuzu Motors Ltd.	44,800	448,207
Itochu Corp.	64,900	765,119
Japan Tobacco, Inc.	900	35,788
JTEKT Corp.	30,700	419,123
Kao Corp.	21,300	1,074,634
KDDI Corp.	46,100	1,177,763
Konami Holdings Corp.	20,500	497,485
Konica Minolta, Inc.	68,400	573,489
Medipal Holdings Corp.	22,700	347,881
Mitsubishi Chemical Holdings Corp.	132,400	668,057
Mitsubishi Electric Corp.	90,000	911,147
Mitsubishi Motors Corp. of Japan	15,300	108,989
Mitsubishi Tanabe Pharma Corp.	45,400	815,291
Mitsubishi UFJ Financial Group, Inc.	268,500	1,158,661
Mitsubishi UFJ Lease & Finance Co. Ltd.	19,400	83,678
Mitsui Chemicals, Inc.	115,000	375,749
mixi, Inc.	23,100	774,370
Mizuho Financial Group, Inc.	802,000	1,183,141
Murata Manufacturing Co. Ltd.	5,600	671,992
Nexon Co. Ltd.	26,300	395,050
Nippon Electric Glass Co. Ltd.	60,000	285,358
Nippon Telegraph & Telephone Corp.	27,600	1,168,786
Nissan Motor Co. Ltd.	54,500	494,297
NKSJ Holdings, Inc.	12,300	353,853
Nomura Holdings, Inc.	191,200	807,966
NTT DOCOMO, Inc.	51,100	1,189,440
ORIX Corp.	78,400	1,026,328
Panasonic Corp.	79,700	670,783
Resona Holdings, Inc.	87,200	305,820
ROHM Co. Ltd.	6,300	268,837
Sekisui Chemical Co. Ltd.	34,400	381,005
Sekisui House Ltd.	5,400	87,885
Shionogi & Co. Ltd.	2,600	111,483
Sumitomo Chemical Co. Ltd.	192,000	840,742
Sumitomo Mitsui Financial Group, Inc.	43,400	1,217,812
TDK Corp.	9,600	500,441
Teijin Ltd.	234,000	753,855
Tokyo Electric Power Co., Inc. (a)	156,800	794,257
Tokyo Electron Ltd.	13,400	807,718
Toppan Printing Co. Ltd.	17,000	143,559
Toyota Motor Corp.	24,100	1,256,516
Yokogawa Electric Corp.	7,800	75,272

TOTAL JAPAN		35,967,932

Luxembourg - 0.0%
RTL Group SA	929	78,009
Netherlands - 5.5%
AerCap Holdings NV (a)	21,333	762,228
Airbus Group NV	11,835	763,792
CNH Industrial NV	54,317	362,509
Fiat Chrysler Automobiles NV	129,771	895,732
Heineken Holding NV	11,255	818,617
Heineken NV (Bearer)	3,531	284,863
ING Groep NV (Certificaten Van Aandelen)	71,193	848,716
Koninklijke Ahold NV	44,740	984,116
Koninklijke Boskalis Westminster NV	7,063	257,935
NN Group NV	10,212	315,499
QIAGEN NV (Germany) (a)	2,471	52,928
STMicroelectronics NV	96,209	550,614
Unilever NV (Certificaten Van Aandelen) (Bearer)	35,800	1,543,976

TOTAL NETHERLANDS		8,441,525

Norway - 0.9%
DNB ASA	21,523	248,556
Norsk Hydro ASA	26,253	104,236
Telenor ASA	63,030	940,969
Yara International ASA	450	17,509

TOTAL NORWAY		1,311,270

Portugal - 0.1%
Energias de Portugal SA	39,763	123,583
Singapore - 1.6%
Jardine Cycle & Carriage Ltd.	2,000	54,836
Keppel Corp. Ltd.	33,200	122,316
Singapore Telecommunications Ltd.	99,100	262,485
United Overseas Bank Ltd.	34,600	421,188
Wilmar International Ltd.	360,800	798,071
Yangzijiang Shipbuilding Holdings Ltd.	1,113,500	716,727

TOTAL SINGAPORE		2,375,623

Spain - 2.1%
Banco Bilbao Vizcaya Argentaria SA	48,676	307,719
Banco Santander SA (Spain)	246,763	998,154
Endesa SA	45,406	823,907
Gas Natural SDG SA	11,514	201,974
Inditex SA	26,130	806,240

TOTAL SPAIN		3,137,994

Sweden - 2.4%
Investor AB (B Shares)	12,963	431,653
Nordea Bank AB	20,163	201,704
Skandinaviska Enskilda Banken AB (A Shares)	18,316	179,912
Skanska AB (B Shares)	23,010	491,813
Svenska Handelsbanken AB (A Shares)	2,725	34,847
Swedbank AB (A Shares)	937	18,927
Swedish Match Co. AB	16,038	518,313
Telefonaktiebolaget LM Ericsson (B Shares)	122,063	1,121,061
TeliaSonera AB	148,749	683,045

TOTAL SWEDEN		3,681,275

Switzerland - 9.7%
ABB Ltd. (Reg.)	53,106	947,095
Actelion Ltd.	278	38,811
Adecco SA (Reg.)	4,076	237,784
Coca-Cola HBC AG	15,798	302,341
Compagnie Financiere Richemont SA Series A	2,185	138,749
Credit Suisse Group AG	7,379	98,762
Lonza Group AG	68	10,352
Nestle SA	52,371	3,662,361
Novartis AG	40,401	2,899,080
Partners Group Holding AG	618	224,516
Roche Holding AG (participation certificate)	12,264	3,144,678
SGS SA (Reg.)	71	143,493
Swatch Group AG (Bearer)	976	337,972
Swiss Re Ltd.	7,141	632,949
Syngenta AG (Switzerland)	872	349,218
UBS Group AG	63,262	971,897
Zurich Insurance Group AG	3,046	645,176

TOTAL SWITZERLAND		14,785,234

United Kingdom - 17.5%
3i Group PLC	42,873	261,426
Aggreko PLC	4,639	57,110
AstraZeneca PLC:
(United Kingdom)	1,546	87,900
sponsored ADR (b)	32,380	928,335
Aviva PLC	17,893	108,568
Barclays PLC	312,272	741,869
Barratt Developments PLC	21,375	175,530
BP PLC	90,857	440,947
British American Tobacco PLC (United Kingdom)	11,301	614,822
British Land Co. PLC	35,841	328,744
BT Group PLC	205,687	1,385,129
Burberry Group PLC	9,003	165,407
Carnival PLC	18,530	915,404
CYBG PLC	3,137	8,252
Diageo PLC	5,507	142,491
GlaxoSmithKline PLC	1,351	26,182
GlaxoSmithKline PLC sponsored ADR	43,131	1,667,876
Hammerson PLC	38,292	292,865
HSBC Holdings PLC:
(United Kingdom)	38,442	244,466
sponsored ADR	44,792	1,423,042
Imperial Tobacco Group PLC	26,720	1,384,406
ITV PLC	8,855	30,640
J Sainsbury PLC	57,961	204,007
Johnson Matthey PLC	7,044	250,693
Kingfisher PLC	134,701	622,224
Land Securities Group PLC	25,739	361,473
Legal & General Group PLC	12,393	39,156
Lloyds Banking Group PLC	1,016,483	1,020,066
Marks & Spencer Group PLC	141,955	834,820
Meggitt PLC	21,512	124,447
National Grid PLC	92,659	1,237,535
Next PLC	2,256	212,422
Old Mutual PLC	158,337	375,309
Persimmon PLC	30,468	926,166
Prudential PLC	22,209	386,752
Reckitt Benckiser Group PLC	16,585	1,510,724
Rio Tinto PLC	27,311	723,764
Royal Dutch Shell PLC:
Class A (United Kingdom)	56,715	1,291,982
Class B (United Kingdom)	34,035	772,784
Royal Mail PLC	127,394	806,244
SABMiller PLC	10,468	608,730
Segro PLC	46,924	271,368
Standard Chartered PLC (United Kingdom)	8,759	52,477
Unilever PLC	31,452	1,343,710
Vodafone Group PLC	310,132	940,599
William Hill PLC	76,761	436,566

TOTAL UNITED KINGDOM		26,785,429

TOTAL COMMON STOCKS
(Cost $161,661,539)		147,834,983

Nonconvertible Preferred Stocks - 0.8%
Germany - 0.8%
Henkel AG & Co. KGaA	6,276	633,851
Volkswagen AG	4,941	578,895
TOTAL GERMANY
(Cost $1,305,599)		1,212,746
	Principal Amount	Value

Government Obligations - 0.3%
United States of America - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.37% 5/26/16 (Cost $499,561)(c)	500,000	499,615
	Shares	Value

Money Market Funds - 2.8%
Dreyfus Cash Management Institutional Shares, 0.10% (d)	2,487,934	2,487,934
Fidelity Securities Lending Cash Central Fund, 0.44% (e)(f)	1,803,943	1,803,943
TOTAL MONEY MARKET FUNDS
(Cost $4,291,877)		4,291,877
TOTAL INVESTMENT PORTFOLIO - 100.7%
(Cost $167,758,576)		153,839,221
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(1,140,682)
NET ASSETS - 100%		$152,698,539

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
46 ICE E-mini MSCI EAFE Index Contracts (United States)	March 2016	3,553,500	$14,011

The face value of futures purchased as a percentage of Net Assets is 2.3%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $162,874.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

 (e) Investment made with cash collateral received from securities on loan.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$9,673

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$20,202,844	$9,770,462	$10,432,382	$--
Consumer Staples	19,792,889	8,811,750	10,981,139	--
Energy	5,477,198	1,462,605	4,014,593	--
Financials	32,629,044	14,840,955	17,788,089	--
Health Care	20,278,604	8,660,416	11,618,188	--
Industrials	17,946,242	10,120,685	7,825,557	--
Information Technology	9,892,850	838,509	9,054,341	--
Materials	6,565,033	1,355,508	5,209,525	--
Telecommunication Services	9,260,331	394,410	8,865,921	--
Utilities	7,002,694	2,810,210	4,192,484	--
Government Obligations	499,615	--	499,615	--
Money Market Funds	4,291,877	4,291,877	--	--
Total Investments in Securities:	$153,839,221	$63,357,387	$90,481,834	$--
Derivative Instruments:
Assets
Futures Contracts	$14,011	$14,011	$--	$--
Total Assets	$14,011	$14,011	$--	$--
Total Derivative Instruments:	$14,011	$14,011	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 29, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$18,197,836
Level 2 to Level 1	$4,521,480

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$14,011	$0
Total Equity Risk	14,011	0
Total Value of Derivatives	$14,011	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Fidelity® International Enhanced Index Fund

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value (including securities loaned of $1,747,348) — See accompanying schedule: Unaffiliated issuers (cost $165,954,633)	$152,035,278
Fidelity Central Funds (cost $1,803,943)	1,803,943
Total Investments (cost $167,758,576)		$153,839,221
Foreign currency held at value (cost $371,951)		364,414
Receivable for fund shares sold		255,620
Dividends receivable		459,244
Interest receivable		427
Distributions receivable from Fidelity Central Funds		520
Other receivables		718
Total assets		154,920,164
Liabilities
Payable for investments purchased	$7,990
Payable for fund shares redeemed	305,930
Accrued management fee	59,263
Payable for daily variation margin for derivative instruments	24,369
Other affiliated payables	18,914
Other payables and accrued expenses	1,216
Collateral on securities loaned, at value	1,803,943
Total liabilities		2,221,625
Net Assets		$152,698,539
Net Assets consist of:
Paid in capital		$175,888,200
Undistributed net investment income		97,784
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,365,980)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(13,921,465)
Net Assets, for 20,583,665 shares outstanding		$152,698,539
Net Asset Value, offering price and redemption price per share ($152,698,539 ÷ 20,583,665 shares)		$7.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends		$4,457,528
Interest		2,337
Income from Fidelity Central Funds (including $9,673 from security lending)		9,673
Income before foreign taxes withheld		4,469,538
Less foreign taxes withheld		(351,490)
Total income		4,118,048
Expenses
Management fee	$670,648
Transfer agent fees	214,201
Independent trustees' compensation	563
Miscellaneous	184
Total expenses before reductions	885,596
Expense reductions	(4)	885,592
Net investment income (loss)		3,232,456
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,344,107)
Foreign currency transactions	(50,361)
Futures contracts	(807,899)
Total net realized gain (loss)		(8,202,367)
Change in net unrealized appreciation (depreciation) on: Investment securities	(18,694,623)
Assets and liabilities in foreign currencies	(9,148)
Futures contracts	(142,240)
Total change in net unrealized appreciation (depreciation)		(18,846,011)
Net gain (loss)		(27,048,378)
Net increase (decrease) in net assets resulting from operations		$(23,815,922)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,232,456	$1,633,296
Net realized gain (loss)	(8,202,367)	19,527
Change in net unrealized appreciation (depreciation)	(18,846,011)	(200,062)
Net increase (decrease) in net assets resulting from operations	(23,815,922)	1,452,761
Distributions to shareholders from net investment income	(2,909,905)	(1,364,791)
Distributions to shareholders from net realized gain	(40,835)	(142,751)
Total distributions	(2,950,740)	(1,507,542)
Share transactions
Proceeds from sales of shares	120,458,928	84,284,947
Reinvestment of distributions	2,774,693	1,449,038
Cost of shares redeemed	(49,141,729)	(25,152,806)
Net increase (decrease) in net assets resulting from share transactions	74,091,892	60,581,179
Redemption fees	12,817	6,191
Total increase (decrease) in net assets	47,338,047	60,532,589
Net Assets
Beginning of period	105,360,492	44,827,903
End of period (including undistributed net investment income of $97,784 and undistributed net investment income of $212,190, respectively)	$152,698,539	$105,360,492
Other Information
Shares
Sold	14,156,866	9,723,983
Issued in reinvestment of distributions	343,487	175,962
Redeemed	(5,937,186)	(2,942,195)
Net increase (decrease)	8,563,167	6,957,750

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Enhanced Index Fund

Years ended February 28,	2016A	2015	2014	2013	2012A
Selected Per–Share Data
Net asset value, beginning of period	$8.77	$8.85	$7.45	$6.95	$7.77
Income from Investment Operations
Net investment income (loss)B	.19	.20	.28C	.21	.20
Net realized and unrealized gain (loss)	(1.38)	(.10)	1.29	.52	(.82)
Total from investment operations	(1.19)	.10	1.57	.73	(.62)
Distributions from net investment income	(.16)	(.16)	(.15)	(.21)	(.19)
Distributions from net realized gain	–D	(.02)	(.01)	(.02)	(.01)
Total distributions	(.16)	(.18)	(.17)E	(.23)	(.20)
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$7.42	$8.77	$8.85	$7.45	$6.95
Total ReturnF	(13.71)%	1.25%	21.21%	10.64%	(7.81)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.62%	.62%	.62%	.62%	.62%
Expenses net of fee waivers, if any	.62%	.62%	.62%	.62%	.62%
Expenses net of all reductions	.62%	.62%	.62%	.62%	.62%
Net investment income (loss)	2.27%	2.31%	3.40%C	3.04%	2.84%
Supplemental Data
Net assets, end of period (000 omitted)	$152,699	$105,360	$44,828	$30,412	$26,066
Portfolio turnover rateI	77%	75%	63%	56%	49%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.64%.

 D Amount represents less than $.005 per share.

 E Total distributions of $.17 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.013 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund (the Funds) are funds of Fidelity Commonwealth Trust II (the Trust) and are authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, including information on transfers between Levels 1 and 2 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures contracts, partnerships, market discount, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Large Cap Growth Enhanced Index Fund	$443,434,540	$67,836,720	$(24,767,676)	$43,069,044
Fidelity Large Cap Value Enhanced Index Fund	1,769,152,679	70,130,891	(147,859,621)	(77,728,730)
Fidelity Large Cap Core Enhanced Index Fund	414,889,604	47,624,617	(27,666,884)	19,957,733
Fidelity Mid Cap Enhanced Index Fund	967,223,881	56,541,850	(93,378,617)	(36,836,767)
Fidelity Small Cap Enhanced Index Fund	612,358,314	56,145,459	(59,190,288)	(3,044,829)
Fidelity International Enhanced Index Fund	169,308,860	5,820,681	(21,290,320)	(15,469,639)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Large Cap Growth Enhanced Index Fund	$–	$–	$43,069,044
Fidelity Large Cap Value Enhanced Index Fund	2,921,187	–	(77,728,730)
Fidelity Large Cap Core Enhanced Index Fund	603,266	(8,806,234)	19,957,733
Fidelity Mid Cap Enhanced Index Fund	–	–	(36,836,767)
Fidelity Small Cap Enhanced Index Fund	–	–	(3,044,829)
Fidelity International Enhanced Index Fund	63,043	(7,801,543)	(15,485,760)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Fiscal year of expiration
	2018	2019	Total with expiration
Fidelity Large Cap Core Enhanced Index Fund	$(8,806,234)	$-–	$(8,806,234)
Fidelity International Enhanced Index Fund	-–	(545,047)	(545,047)

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Fidelity International Enhanced Index Fund	$(5,592,435)	$(1,664,060)	$(7,256,495)	$(7,801,543)

Due to large redemptions in prior period, capital losses that will be available to offset future capital gains of Fidelity Large Cap Core Enhanced Index Fund will be limited to approximately $4,403,117 per year.

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2015 to February 29, 2016. Loss deferrals were as follows:

Capital losses
Fidelity Large Cap Growth Enhanced Index Fund	$(4,000,854)
Fidelity Large Cap Value Enhanced Index Fund	(24,174,317)
Fidelity Large Cap Core Enhanced Index Fund	(6,741,590)
Fidelity Mid Cap Enhanced Index Fund	(17,690,140)
Fidelity Small Cap Enhanced Index Fund	(11,352,650)

The tax character of distributions paid was as follows:

February 29, 2016
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Growth Enhanced Index Fund	$6,275,758	$13,163,155	$19,438,913
Fidelity Large Cap Value Enhanced Index Fund	27,330,027	19,261,829	46,591,856
Fidelity Large Cap Core Enhanced Index Fund	9,163,862	5,701,658	14,865,520
Fidelity Mid Cap Enhanced Index Fund	13,914,554	25,203,719	39,118,273
Fidelity Small Cap Enhanced Index Fund	4,016,522	24,264,444	28,280,966
Fidelity International Enhanced Index Fund	2,950,740	–	2,950,740

February 28, 2015
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Growth Enhanced Index Fund	$6,719,799	$16,879,831	$23,599,630
Fidelity Large Cap Value Enhanced Index Fund	13,782,591	6,564,948	20,347,539
Fidelity Large Cap Core Enhanced Index Fund	16,551,782	7,118,373	23,670,155
Fidelity Mid Cap Enhanced Index Fund	16,185,129	16,390,497	32,575,626
Fidelity Small Cap Enhanced Index Fund	8,761,565	18,016,376	26,777,941
Fidelity International Enhanced Index Fund	1,507,542	–	1,507,542

Short Term Trading (Redemption) Fees. Shares held by investors of Fidelity Small Cap Enhanced Index Fund less than 90 days may be subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. Shares held by investors of Fidelity Mid Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund less than 30 days may be subject to a redemption fee equal to 0.75% and 1.00%, respectively, of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Funds, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Fidelity Large Cap Growth Enhanced Index Fund
Equity Risk
Futures Contracts(a)	$(210,261)	$(56,018)
Fidelity Large Cap Value Enhanced Index Fund
Equity Risk
Futures Contracts(a)	(404,659)	(300,156)
Fidelity Large Cap Core Enhanced Index Fund
Equity Risk
Futures Contracts(a)	(291,188)	6,075
Fidelity Mid Cap Enhanced Index Fund
Equity Risk
Futures Contracts(a)	(1,029,620)	(260,789)
Fidelity Small Cap Enhanced Index Fund
Equity Risk
Futures Contracts(a)	(2,289,456)	(1,222,722)
Fidelity International Enhanced Index Fund
Equity Risk
Futures Contracts(a)	(807,899)	(142,240)

 (a) A summary of the value of derivatives by primary risk exposure as of period end, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Large Cap Growth Enhanced Index Fund	461,577,119	379,406,755
Fidelity Large Cap Value Enhanced Index Fund	1,817,143,165	1,171,911,962
Fidelity Large Cap Core Enhanced Index Fund	412,437,267	327,221,014
Fidelity Mid Cap Enhanced Index Fund	978,462,572	664,182,480
Fidelity Small Cap Enhanced Index Fund	594,646,603	452,402,813
Fidelity International Enhanced Index Fund	180,995,054	106,991,509

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Effective October 1, 2015 FMR Co., Inc., an affiliate of Strategic Advisers, Inc. (SAI), replaced SAI as an investment adviser to the Funds pursuant to a management contract between the Funds and FMR Co., Inc. The new contract does not impact the Funds' investment process, strategies or management fees. For investment management related services, the Funds pay a monthly management fee to the investment adviser. The management fee is based on an annual rate of 0.30% of average net assets for Fidelity Large Cap Growth Enhanced Index, Fidelity Large Cap Value Enhanced Index and Fidelity Large Cap Core Enhanced Index, 0.45% of average net assets for Fidelity Mid Cap Enhanced Index, 0.52% of average net assets for Fidelity Small Cap Enhanced Index and 0.47% of average net assets for Fidelity International Enhanced Index. Under the management contract, the investment adviser pays all other ordinary fund-wide operating expenses (such as custody, audit, legal and pricing and bookkeeping fees), except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

In addition, under the expense contract, the investment adviser pays other expenses such as those listed above for each of the Funds so that the total expenses do not exceed certain amounts of each Fund's average net assets with certain exceptions, as noted in the following table:

Fidelity Large Cap Growth Enhanced Index Fund	.45%
Fidelity Large Cap Value Enhanced Index Fund	.45%
Fidelity Large Cap Core Enhanced Index Fund	.45%
Fidelity Mid Cap Enhanced Index Fund	.60%
Fidelity Small Cap Enhanced Index Fund	.67%
Fidelity International Enhanced Index Fund	.62%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Large Cap Growth Enhanced Index Fund	Borrower	$4,816,333.37%		$147

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Under the expense contract, each fund paid transfer agent fees at the annual rate of .15% of average net assets.

6. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Securities Lending Cash Central Fund seeks preservation of capital and current income and is managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Large Cap Growth Enhanced Index Fund	$592
Fidelity Large Cap Value Enhanced Index Fund	1,767
Fidelity Large Cap Core Enhanced Index Fund	555
Fidelity Mid Cap Enhanced Index Fund	1,009
Fidelity Small Cap Enhanced Index Fund	744
Fidelity International Enhanced Index Fund	184

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Expense reduction
Fidelity Large Cap Growth Enhanced Index Fund	$73
Fidelity Large Cap Value Enhanced Index Fund	563
Fidelity Large Cap Core Enhanced Index Fund	116
Fidelity Mid Cap Enhanced Index Fund	142
Fidelity Small Cap Enhanced Index Fund	213
Fidelity International Enhanced Index Fund	4

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust II and the Shareholders of Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund (each a fund of Fidelity Commonwealth Trust II) (the "Funds") at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 239 funds. Ms. Acton and Mr. Engler each oversees 234 funds. Mr. von Kuhn oversees 163 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2014

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2014

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2014

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2014

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2014

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2014

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2014

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by each Fund presented in the table, as a shareholder of the underlying non-affiliated funds (the Underlying Funds), each Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by each Fund presented in the table, as a shareholder of the underlying non-affiliated funds (the Underlying Funds), each Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Fidelity Large Cap Growth Enhanced Index Fund	.45%
Actual		$1,000.00	$989.30	$2.23
Hypothetical-C		$1,000.00	$1,022.63	$2.26
Fidelity Large Cap Value Enhanced Index Fund	.45%
Actual		$1,000.00	$967.90	$2.20
Hypothetical-C		$1,000.00	$1,022.63	$2.26
Fidelity Large Cap Core Enhanced Index Fund	.45%
Actual		$1,000.00	$987.90	$2.22
Hypothetical-C		$1,000.00	$1,022.63	$2.26
Fidelity Mid Cap Enhanced Index Fund	.60%
Actual		$1,000.00	$947.20	$2.90
Hypothetical-C		$1,000.00	$1,021.88	$3.02
Fidelity Small Cap Enhanced Index Fund	.67%
Actual		$1,000.00	$936.00	$3.23
Hypothetical-C		$1,000.00	$1,021.53	$3.37
Fidelity International Enhanced Index Fund	.62%
Actual		$1,000.00	$909.70	$2.94
Hypothetical-C		$1,000.00	$1,021.78	$3.12

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Large Cap Growth Enhanced Index Fund	$9,348,641
Fidelity Large Cap Value Enhanced Index Fund	$15,850,766
Fidelity Large Cap Core Enhanced Index Fund	$4,433,464
Fidelity Mid Cap Enhanced Index Fund	$19,566,962
Fidelity Small Cap Enhanced Index Fund	$16,311,786

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2015	December 2015
Fidelity Large Cap Growth Enhanced Index Fund	68%	100%
Fidelity Large Cap Value Enhanced Index Fund	90%	100%
Fidelity Large Cap Core Enhanced Index Fund	43%	100%
Fidelity Mid Cap Enhanced Index Fund	99%	76%
Fidelity Small Cap Enhanced Index Fund	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2015	December 2015
Fidelity Large Cap Growth Enhanced Index Fund	69%	100%
Fidelity Large Cap Value Enhanced Index Fund	93%	100%
Fidelity Large Cap Core Enhanced Index Fund	43%	100%
Fidelity Mid Cap Enhanced Index Fund	99%	77%
Fidelity Small Cap Enhanced Index Fund	100%	100%
Fidelity International Enhanced Index Fund	95%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Enhanced Index Fund	04/13/15	$0.0216	$0.0016
Fidelity International Enhanced Index Fund	12/14/15	$0.1563	$0.0153

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity Small Cap Enhanced Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the management and sub-advisory arrangements for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the contract arrangements throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of each fund's management and sub-advisory arrangements, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of each fund's management and sub-advisory arrangements. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of each fund's management and sub-advisory arrangements. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the management and sub-advisory arrangements. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreement (Advisory Contracts) for each fund to reflect the fact that, effective October 1, 2015, FMR Co., Inc. (FMRC), an affiliate of Strategic Advisers, Inc. (Strategic Advisers) and Fidelity Management & Research Company (FMR), would assume the duties and rights of Strategic Advisers under the fund's then current management contract and sub-advisory agreement. The Board noted that, with the exception of the date, term, and entity name, the terms of each fund's management contract and sub-advisory agreement, including the fees payable thereunder, would not change as a result of the approval of the Advisory Contracts. The Board considered that FMRC would render the same services to the funds under the Advisory Contracts that Strategic Advisers rendered to the funds under the then current management contracts and sub-advisory agreements. The Board also considered that approval of the Advisory Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets; or (ii) the day-to-day management of the funds or the persons primarily responsible for such management. As a result, the Board considered that its prior experience with Strategic Advisers as investment adviser for the funds was relevant to its consideration of the Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to approve the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to approve the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to approve the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's and Geode's staffing as it relates to the funds, including the backgrounds of investment personnel that provide services to the funds, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staff, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity, Geode, and their affiliates under the then current management contract and sub-advisory agreement (and to be performed under the Advisory Contracts) and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the investment advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history, and noted that the approval of the Advisory Contracts for each fund would not result in any changes to the fund's investment strategy or the personnel responsible for providing advisory services to the fund.

The Board took into account discussions with representatives of the investment advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, each fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by the investment adviser for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted that, although the investment adviser does not pay transfer agent fees or other "class-level" expenses under each fund's management contract, such expenses may be paid by the investment adviser pursuant to expense limitation arrangements in effect for the fund and, as a result, are also subtracted from the management fee for purposes of calculating the hypothetical "net management fee." The Board considered that "fund-level" non-management expenses and "class-level" expenses paid by the investment adviser may exceed the fund's management fee and result in a negative net management fee.

Fidelity International Enhanced Index Fund

Fidelity Large Cap Core Enhanced Index Fund

Fidelity Large Cap Growth Enhanced Index Fund

Fidelity Large Cap Value Enhanced Index Fund

Fidelity Mid Cap Enhanced Index Fund

Fidelity Small Cap Enhanced Index Fund

The Board noted that each fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board noted that a hypothetical net management fee is truly a hypothetical number derived for purposes of providing a more meaningful competitive comparison and a negative net management fee is not intended to suggest that Fidelity pays a fund to manage the fund's assets.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's hypothetical net management fee rate as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board considered the total expense ratio of each fund, after the effect of the contractual expense cap arrangements discussed below. The Board noted that each fund's total expense ratio ranked below its competitive median for 2014.

The Board considered that the then current contractual arrangements for each of Fidelity International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity Small Cap Enhanced Index Fund obliged Strategic Advisers to pay all "class-level" expenses of each fund's current share class to the extent necessary to limit total expenses, with certain exceptions, to 0.62% for Fidelity International Enhanced Index Fund, 0.45% for each of Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, and Fidelity Large Cap Value Enhanced Index Fund, 0.60% for Fidelity Mid Cap Enhanced Index Fund, and 0.67% for Fidelity Small Cap Enhanced Index Fund. These contractual arrangements may not be increased without the approval of the Board and the shareholders of the applicable class. The Board noted that the terms of each fund's current contractual arrangements would not change as a result of the approval of the Advisory Contracts except that FMRC would assume the obligations of Strategic Advisers.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be approved.

Proxy Voting Results

A special meeting of shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	2,248,712,794.82	95.745
Withheld	99,953,779.74	4.255
TOTAL	2,348,666,574.56	100.000
John Engler
Affirmative	2,236,225,540.43	95.213
Withheld	112,441,034.13	4.787
TOTAL	2,348,666,574.56	100.000
Albert R. Gamper, Jr.
Affirmative	2,233,282,894.72	95.088
Withheld	115,383,679.84	4.912
TOTAL	2,348,666,574.56	100.000
Robert F. Gartland
Affirmative	2,252,098,679.82	95.889
Withheld	96,567,894.74	4.111
TOTAL	2,348,666,574.56	100.000
Abigail P. Johnson
Affirmative	2,228,175,540.30	94.870
Withheld	120,491,034.26	5.130
TOTAL	2,348,666,574.56	100.000
Arthur E. Johnson
Affirmative	2,242,705,495.85	95.489
Withheld	105,961,078.71	4.511
TOTAL	2,348,666,574.56	100.000
Michael E. Kenneally
Affirmative	2,252,717,800.35	95.915
Withheld	95,948,774.21	4.085
TOTAL	2,348,666,574.56	100.000
James H. Keyes
Affirmative	2,240,251,778.43	95.384
Withheld	108,414,796.13	4.616
TOTAL	2,348,666,574.56	100.000
Marie L. Knowles
Affirmative	2,228,451,562.38	94.882
Withheld	120,215,012.18	5.118
TOTAL	2,348,666,574.56	100.000
Geoffrey A. von Kuhn
Affirmative	2,240,960,103.36	95.415
Withheld	107,706,471.20	4.585
TOTAL	2,348,666,574.56	100.000
Proposal 1 reflects trust wide proposal and voting results.

GEI-ANN-0416
1.855140.109

Item 2.

Code of Ethics

As of the end of the period, February 29, 2016, Fidelity Commonwealth Trust II (the “trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity Small Cap Enhanced Index Fund (the “Funds”):

Services Billed by PwC

February 29, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$49,000	$-	$6,500	$1,900
Fidelity Large Cap Core Enhanced Index Fund	$49,000	$-	$6,500	$1,900
Fidelity Large Cap Growth Enhanced Index Fund	$49,000	$-	$3,700	$1,900
Fidelity Large Cap Value Enhanced Index Fund	$52,000	$-	$3,700	$2,200
Fidelity Mid Cap Enhanced Index Fund	$49,000	$-	$4,700	$2,000
Fidelity Small Cap Enhanced Index Fund	$49,000	$-	$3,700	$2,000

February 28, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$45,000	$-	$6,400	$2,100
Fidelity Large Cap Core Enhanced Index Fund	$45,000	$-	$8,200	$2,200
Fidelity Large Cap Growth Enhanced Index Fund	$45,000	$-	$3,600	$2,200
Fidelity Large Cap Value Enhanced Index Fund	$45,000	$-	$3,600	$2,300
Fidelity Mid Cap Enhanced Index Fund	$45,000	$-	$4,700	$2,200
Fidelity Small Cap Enhanced Index Fund	$45,000	$-	$3,600	$2,300

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	February 29, 2016A	February 28, 2015A
Audit-Related Fees	$5,695,000	$5,900,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	February 29, 2016 A	February 28, 2015 A
PwC	$6,130,000	$8,145,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust (“Non-Covered Service”) are not required to be approved, but are reported to the Audit Committee annually.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust II

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	April 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	April 26, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	April 26, 2016